                                                                    EXHIBIT 1.26


                                  ALTAREX CORP.

                                       AND

                        MONTREAL TRUST COMPANY OF CANADA

--------------------------------------------------------------------------------
                            SPECIAL WARRANT INDENTURE

                     PROVIDING FOR THE CREATION AND ISSUE OF
                        UP TO 3,000,000 SPECIAL WARRANTS
--------------------------------------------------------------------------------


                            DATED AS OF JUNE 6, 2001

                            SPECIAL WARRANT INDENTURE

         THIS INDENTURE dated as of June 6, 2001.

B E T W E E N:

         ALTAREX CORP.,
         a corporation incorporated under the laws of the Province of Alberta ("AltaRex" or the "Corporation")


                                     - and -

         MONTREAL TRUST COMPANY OF CANADA, a trust company organized under the laws of Canada (the "Trustee")

         WHEREAS:

A. AltaRex wishes to raise money for its research and development activities and working capital requirements and therefore proposes to create, issue and sell Special Warrants, each entitling the holder thereof to acquire, at no additional consideration, one Common Share (subject to adjustment as provided herein), upon the terms and conditions herein set forth;

B. AltaRex is duly authorized to create and issue the Special Warrants as herein provided and complete the transactions contemplated herein;

C. All things necessary have been done and performed to make the Special Warrant Certificates, when certified by the Trustee and issued and delivered as herein provided, legal, valid and binding on AltaRex with the benefits of and subject to the terms of this Indenture; and

D. The Trustee has agreed to enter into this Indenture and to hold all rights, interests and benefits contained herein for and on behalf of those persons who from time to time become holders of Special Warrants issued pursuant to this Indenture.

         NOW THEREFORE THIS INDENTURE WITNESSES that for good and valuable consideration mutually given, the receipt and sufficiency of which are, by each of AltaRex and the Trustee, hereby acknowledged, AltaRex hereby appoints the Trustee as trustee for the Special Warrantholders, to hold all rights, interests and benefits contained herein for and on behalf of those persons who from time to time become holders of Special Warrants issued pursuant to this Indenture, and the parties hereby covenant, agree and declare as follows:

                                   ARTICLE 1
                                 INTERPRETATION

1.1      DEFINITIONS

         In this Indenture, unless there is something in the subject matter or context inconsistent therewith:

(1) "AFFILIATE" shall have the meaning ascribed to such term in the Business Corporations Act (Ontario), as amended from time to time;

(2) "AGENCY AGREEMENT" means the agreement dated June 6, 2001 between the Agent and AltaRex, such agreement providing for the sale of Special Warrants by the Agent to the purchasers thereof;

(3)      "AGENT" means HSBC Securities (Canada) Inc.;

(4) "ALTAREX" or the "CORPORATION" means AltaRex Corp., and includes any successor corporation to or of AltaRex which shall have complied with the provisions of Section 8.2;

(5) "ALTAREX'S AUDITORS" means Arthur Andersen LLP, the firm of chartered accountants duly appointed as auditors of AltaRex for the time being;

(6) "APPLICABLE LEGISLATION" means such provisions of any statute of Canada, of a province thereof or of any other jurisdiction, and of regulations under any such statute, relating to trust indentures or to the rights, duties and obligations of corporations and of warrant trustees under trust indentures, as are from time to time in force and applicable to this Indenture;

(7) "BUSINESS DAY" means any day that is not a Saturday, Sunday or statutory holiday in Ontario or a day when the principal office of the Trustee in Calgary, Alberta is not generally open to the public for the transaction of business;

(8) "CLOSING DATE" means June 6, 2001 or such other date as agreed upon by the Agent and AltaRex;

(9) "COMMON SHARES" means the common shares in the capital of AltaRex, provided that in the event of any adjustment pursuant to Section 4.7, "Common Shares" will thereafter mean the shares or other securities or property resulting from such adjustment;

(10) "COUNSEL" means a barrister or solicitor or a firm of barristers and solicitors (who may be counsel for AltaRex) acceptable to the Trustee, acting reasonably;
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                                      -3-


(11) "DEEMED EXERCISE DATE" means, with respect to any Special Warrant deemed to have been exercised by the holder thereof pursuant to Subsection 4.2(1), the date on which the Special Warrants are so deemed to have been exercised as provided in such Subsection;

(12) "DIRECTOR" means a director of AltaRex for the time being, and reference to action by the directors means action by the directors of AltaRex as a board or, to the extent empowered, by a committee of the board, in each case by resolution duly passed;

(13) "EXERCISE DATE" means, with respect to any Special Warrant exercised by the holder thereof pursuant to Subsection 4.1(1), the day on which the Special Warrant Certificate evidencing such Special Warrant is surrendered to the Trustee in accordance with the provisions of Section 4.1;

(14) "EXPIRY TIME" means 5:00 p.m. (Toronto time) on the date that is the earlier of (i) the date that is five business days following the Qualification Date, or (ii) the date that is 365 consecutive days from the Closing Date;

(15) "EXTRAORDINARY RESOLUTION" has the meaning attributed thereto in Sections 7.12 and 7.15;

(16) "FILING DEADLINE" means 5:00 p.m. (Toronto time) on the date that is 120 days following the Closing Date;

(17) "FINAL PROSPECTUS" means the (final) prospectus to be filed by AltaRex with the Securities Commissions for the purpose of qualifying for distribution in the Qualifying Jurisdictions the Common Shares issuable on exercise or deemed exercise of Special Warrants and includes any amendment thereto;

(18) "PERSON" means an individual, corporation, partnership, trustee or unincorporated organization, and words importing persons have a similar extended meaning;

(19) "QUALIFICATION DATE" means the date on which the last of the receipts for the Final Prospectus has been obtained by AltaRex from the Securities Commissions;

(20) "QUALIFYING JURISDICTIONS" means the Provinces of Alberta, Ontario and Quebec;

(21) "REGULATORY APPROVAL" in respect of any transaction or proposed transaction means all material approvals, rulings, authorizations, permissions, filings, consents, orders and sanctions (including the lapse without objection of a prescribed time under a statute, regulation, by-law, rule, or other legislative or regulatory requirement that states that a transaction may be implemented if a prescribed time lapses following the giving or filing of notice without an objection being made) required to be obtained from or made to any Governmental Authority having jurisdiction or authority over any of the parties to such transaction to permit the completion of such transaction;

(22) "SECURITIES COMMISSIONS" means the securities regulatory authorities of the Qualifying Jurisdictions;

(23) "SPECIAL WARRANT CERTIFICATE" means a certificate evidencing one or more Special Warrants, substantially in the form set out in Schedule A hereto;

(24) "SPECIAL WARRANTHOLDERS" or "HOLDERS" means the persons for the time being entered in a register of holders described in Section 3.1 as holders of Special Warrants;

(25) "SPECIAL WARRANTHOLDERS' REQUEST" means an instrument, signed in one or more counterparts by Special Warrantholders who hold in the aggregate not less than 10% of the total number of Special Warrants outstanding for the time being, requesting the Trustee to take some action or proceeding specified therein;

(26) "SPECIAL WARRANTS" means up to 3,000,000 special warrants of AltaRex, created and issued pursuant to Subsections 2.1(1) and 2.1(2) containing the right to acquire Common Shares created and authorized for issuance and evidenced by Special Warrant Certificates issued and certified in accordance with the provisions hereof and that have not for the time being expired or been exercised or deemed to have been exercised;

(27) "THIS SPECIAL WARRANT INDENTURE", "THIS INDENTURE" ,"HERETO", "HEREUNDER", "HEREOF", "HEREIN", "HEREBY" and similar expressions mean or refer to this Special Warrant Indenture and any indenture, deed or instrument supplemental or ancillary hereto, and the expressions "ARTICLE", "SECTION", "SUBSECTION" and "PARAGRAPH" followed by a number mean the specified Article, Section, Subsection or paragraph of this Indenture;

(28) "TRUSTEE" means Montreal Trust Company of Canada, the party of the second part hereunder, and includes any successor or permitted assigns for the time being in the trusts created hereby;

(29) "VOTING SHARES" of any corporation means shares of one or more classes or series of a class of shares in the capital of such corporation carrying voting rights under all circumstances (and not by reason of the happening of a contingency) sufficient if exercised to elect all of the directors of such corporation, provided that such shares will be deemed not to cease to be voting shares solely by reason of a right to vote for the election of one or more of the directors of such corporation accruing to shares of another class or series of a class of shares of such corporation by reason of the happening of a contingency; and

(30) "WRITTEN ORDER OF ALTAREX", "WRITTEN REQUEST OF ALTAREX", "WRITTEN CONSENT OF ALTAREX", "WRITTEN DIRECTION OF ALTAREX" and "CERTIFICATE OF ALTAREX" mean, respectively, a written order, request, consent, direction and certificate signed in the name of AltaRex by any director or officer of AltaRex or by any other individual to whom such signing authority is delegated by the directors from time to time, and may consist of one or more instruments so executed.

1.2      Meaning of Outstanding

         Each Special Warrant certified and delivered by the Trustee under this Indenture will be deemed to be outstanding until it is cancelled or delivered to the Trustee for cancellation, as the case may be, or until the Special Warrants have been exercised pursuant to the terms of this Indenture, provided that:

         (a) when a new Special Warrant Certificate has been issued in substitution for a Special Warrant Certificate which has been lost, stolen or destroyed, only one of such Special Warrant Certificates will be counted for the purposes of determining the aggregate number of Special Warrants outstanding; and

         (b) for the purposes of any provision of this Indenture entitling holders of outstanding Special Warrants to vote, sign consents, requisitions or other instruments or take any other action under this Indenture, Special Warrants owned, directly or indirectly, legally or beneficially by AltaRex or an affiliate of AltaRex will be deemed not to be outstanding except that:

                  (i) for the purposes of determining whether the Trustee will be protected in acting or relying on any such vote, consent, requisition or other instrument or action, only the Special Warrants which have been certified by AltaRex in a certificate of AltaRex to the Trustee as so owned will be deemed not to be outstanding; and

                  (ii) Special Warrants so owned which have been pledged in good faith, other than to AltaRex or an affiliate thereof, will not be deemed not to be outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to vote such Special Warrants in its discretion free from the control of AltaRex or an affiliate thereof.

1.3      Words Importing the Singular and Gender

         Words importing the singular include the plural and vice versa and words importing a particular gender include all genders.

1.4      Interpretation Not Affected by Headings, Etc.

         The division of this Indenture into Articles, Sections, Subsections, paragraphs, subparagraphs, clauses and subclauses and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Indenture.

1.5      Day Not a Business Day

         If the day on or before which any action that would otherwise be required to be taken hereunder is not a business day in the place where the action is required to be taken, that action will be required to be taken on or before the requisite time on the next succeeding day that is a business day, with the same force and effect as if taken within the period for the taking of such action.

1.6      Time of the Essence

         Time will be of the essence in all respects in this Indenture and the Special Warrant Certificates.

1.7      Currency

         Except as otherwise stated, all dollar amounts herein are expressed in Canadian dollars.

1.8      Applicable Law

         This Indenture and the Special Warrant Certificates will be construed and enforced in accordance with the laws prevailing in the Province of Ontario and with the federal laws of Canada applicable therein and will be treated in all respects as Ontario contracts. The parties irrevocably attorn and submit to the non-exclusive jurisdiction of the courts of the Province of Ontario with respect to any matter arising under or related to this Indenture.

1.9      Beneficiaries

         This Indenture is entered into by the Trustee for the benefit of all such persons who subscribe for and purchase Special Warrants and each of them shall, upon such subscription and purchase, be entered in the register as Special Warrantholders. The Trustee hereby declares that it holds all rights, interest and benefits to be derived therefrom for and on behalf of all such persons in accordance with the terms and restrictions contained herein.

                                   ARTICLE 2
                              THE SPECIAL WARRANTS

2.1      Creation and Issue of Special Warrants

(1) Up to 3,000,000 Special Warrants, each Special Warrant entitling the holder thereof to be issued one Common Share (subject to adjustment as provided herein) on the terms and subject to the conditions herein provided, are hereby created and authorized for issuance at a price of $2.80 for each Special Warrant, payable in cash.

(2) Upon the issuance of the Special Warrants and upon receipt by AltaRex of the issue price in cash therefor, Special Warrant Certificates shall be executed by AltaRex and delivered to the Trustee, certified by or on behalf of the Trustee upon the written order of AltaRex and delivered by the Trustee to AltaRex or to the order of AltaRex pursuant to a written direction of AltaRex, without any further act of or formality on the part of AltaRex and without the Trustee receiving any consideration therefor. The Special Warrants shall be issued in registered form only.

2.2      Terms of Special Warrants

(1) Subject to Subsection 2.2(2) hereof, each Special Warrant authorized to be issued hereunder will entitle the registered holder thereof, upon the exercise or deemed exercise thereof in accordance with the provisions of Article 4, and without payment of any additional consideration, to be issued one Common Share.

(2) The number of Common Shares issuable on exercise or deemed exercise of the Special Warrants pursuant to Subsection 2.2(1) hereof, will be adjusted upon the occurrence of any of the events and in the manner specified in Section 4.7.

2.3      Form of Special Warrant Certificates

(1) The Special Warrant Certificates (including the signature of the Trustee endorsed thereon) will be substantially in the form set out in Schedule A hereto with, subject to the provisions herein, such additions, variations or omissions as may from time to time be agreed upon by AltaRex and the Trustee; will be dated as of the Closing Date (regardless of the actual dates of their issue), will bear such legends (including the applicable legend described in Sections 2.8 or 2.9 below, as applicable) and distinguishing letters and numbers as AltaRex, with the approval of the Trustee, may prescribe and will be issuable in any whole number denomination. No fractional Special Warrants will be issued or otherwise provided for hereunder. Regardless of any adjustments pursuant to
Article 4 of this Indenture, Special Warrant Certificates representing Special Warrants shall continue to be in the form set forth in Schedule A to this Indenture and shall continue to express the number of Common Shares which may be acquired upon the exercise of the Special Warrants evidenced thereby prior to any such adjustments.

(2) The Special Warrant Certificates may be engraved, lithographed or printed (the expression "printed" including for purposes hereof both original typewritten material as well as mimeographed, mechanically, photographically, photostatically or electronically reproduced, typewritten or other written material), or partly in one form and partly in another, as AltaRex may determine.

2.4      Signing of Special Warrant Certificates

(1) The Special Warrant Certificates will be signed by any director or officer of AltaRex or by any other individual to whom such signing authority is delegated by the directors from time to time.

(2) The signatures of any of the officers or individuals referred to in Subsection 2.4(1) may be manual signatures, engraved, lithographed or printed in facsimile and Special Warrant Certificates bearing such facsimile signatures will be binding on AltaRex as if they had been manually signed by such officers or individuals.

(3) Notwithstanding that any person whose manual or facsimile signature appears on a Special Warrant Certificate as one of the officers or individuals referred to in Subsection 2.4(1) no longer holds the same or any other office with AltaRex at the date of issuance of any Special Warrant Certificate or at the date of certification or delivery thereof, such Special Warrant Certificate will, subject to Section 2.5, be valid and binding on AltaRex and such fact shall not affect in any way the entitlement of the holder thereof to the benefits of this Indenture or the Special Warrant Certificate(s) in question.

2.5      Certification by Trustee

(1) No Special Warrant Certificate, notwithstanding that such Special Warrant Certificate has been signed in accordance with Section 2.4, will be issued or, if issued, will be valid or entitle the holder to the benefits hereof until it has been certified by manual or facsimile signature by or on behalf of the Trustee substantially in the form of the certificate set out in Schedule A or in such other form approved by the Trustee. The certification by the Trustee on a Special Warrant Certificate will be conclusive evidence in favour of the Trustee on behalf of the Special Warrantholders as against AltaRex that such Special Warrant Certificate has been duly issued hereunder and if issued, is valid and exercisable, and that the holder thereof is entitled to the benefits hereof.

(2) The certification by the Trustee on any Special Warrant Certificate issued hereunder will not be construed as a representation or warranty by the Trustee as to the validity of this Indenture (except in respect of its due authorization, execution and delivery by, and enforceability against, the Trustee) or such Special Warrant Certificate (except the due certification thereof) or as to the performance by AltaRex of its obligations hereunder, and the Trustee will in no respect be liable or answerable for the use made of any Special Warrant Certificate or of the consideration therefor, except as otherwise specified herein.

2.6      Special Warrants to Rank Pari Passu

         All Special Warrants will rank pari passu, whatever may be the actual dates of issue of the Special Warrant Certificates by which the Special Warrants are evidenced.

2.7      Canadian Transfer Restrictions

         In order to ensure compliance with applicable Canadian securities laws, no direct or indirect sale, transfer or repurchase of Special Warrants or underlying Common Shares shall be permitted from or by a registered holder whose address is not in Canada (or who is not a resident of Canada) to a purchaser or transferee whose address is in Canada (or who is a resident of Canada) unless it is made in compliance with Applicable Legislation. Each Special Warrantholder, by its acceptance of the Special Warrants, shall be deemed to have acknowledged and agreed that if it is not a resident of Canada it shall not transfer Special Warrants, underlying Common Shares except as provided in the immediately preceding sentence.

2.8      United States Transfer Restrictions

         Each Special Warrant Certificate originally issued to a person within the United States and all Special Warrant Certificates issued in exchange therefor or in substitution therefor, as well as certificates representing the underlying Common Shares issuable upon the exercise or deemed exercise of any Special Warrants represented by any such Special Warrant Certificate prior to the Qualification Date shall bear the legend set forth below (the "U.S. Legend"):

                  "FOR SPECIAL WARRANTS ISSUED TO NON-RESIDENTS OF CANADA, THE HOLDER, BY ITS ACCEPTANCE OF THIS SECURITY, REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT AND WILL NOT BE ENTITLED TO, DIRECTLY OR INDIRECTLY, SELL OR TRANSFER SPECIAL WARRANTS INTO CANADA OR TO RESIDENTS OF CANADA, EXCEPT IN COMPLIANCE WITH APPLICABLE CANADIAN SECURITIES LAWS. NO SALE OR TRANSFER INTO CANADA OR TO A CANADIAN RESIDENT WILL BE REGISTERED BY THE TRUSTEE AND ANY ATTEMPT TO EFFECT SUCH A TRANSFER IS INVALID UNLESS MADE IN COMPLIANCE WITH THE ABOVE-NOTED RESTRICTIONS.

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY
                  (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN
                  ACCORDANCE

                  WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM MONTREAL TRUST COMPANY OF CANADA UPON THE DELIVERY TO MONTREAL TRUST COMPANY OF CANADA AND THE COMPANY OF A CERTIFICATE TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT."

In order to ensure compliance with applicable United States securities laws, no direct or indirect transfer or sale of Special Warrants bearing the U.S. Legend may be made except in compliance with the U.S. Legend or unless otherwise determined by AltaRex to be in accordance with Applicable Legislation.

2.9      Legend for Special Warrant Certificates of Non-U.S. Persons

         Except with regards to Special Warrant Certificates originally issued to a person within the United States as contemplated in Section 2.8, each Special Warrant Certificate and all Special Warrant Certificates issued in exchange therefor or in substitution therefor, as well as the certificates representing the underlying Common Shares issuable upon the exercise or deemed exercise of any Special Warrants represented by any such Special Warrant Certificate issued prior to the Qualification Date, shall bear the following legend (the "Non-U.S. Legend"):

                  "FOR SPECIAL WARRANTS ISSUED TO NON-RESIDENTS OF CANADA, THE HOLDER, BY ITS ACCEPTANCE OF THIS SECURITY, REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT AND WILL NOT BE ENTITLED TO, DIRECTLY OR INDIRECTLY, SELL OR TRANSFER SPECIAL WARRANTS INTO CANADA OR TO RESIDENTS OF CANADA, EXCEPT IN COMPLIANCE WITH APPLICABLE CANADIAN SECURITIES LAWS. NO SALE OR TRANSFER INTO CANADA OR TO A CANADIAN RESIDENT WILL BE REGISTERED BY THE TRUSTEE

                  AND ANY ATTEMPT TO EFFECT SUCH A TRANSFER IS INVALID UNLESS MADE IN COMPLIANCE WITH THE ABOVE-NOTED RESTRICTIONS.

                  "THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED TO A U.S. PERSON OR A PERSON IN THE UNITED STATES. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS ASCRIBED TO THEM IN REGULATION S UNDER THE U.S. SECURITIES ACT. "

2.10     Reliance by Trustee

         The Trustee shall have no obligation to ensure or verify compliance with any applicable laws or regulatory requirements on the issue, exercise or transfer of any Special Warrants or any underlying Common Shares issuable upon the exercise of any Special Warrants. The Trustee shall be entitled to process all proffered transfers and exercises of Special Warrants upon the presumption that such transfers or exercises are permissible pursuant to all applicable laws and regulatory requirements and the terms of this Indenture and the related Special Warrant Certificates, provided that such transfers and exercises of Special Warrants may only be processed by the Trustee upon written instruction of AltaRex to the Trustee, which instruction may be based, in AltaRex's discretion, upon certificates, opinions and other documentation of the holders of such Special Warrants that such transfer or exercise is in accordance with Applicable Legislation. The Trustee may assume for the purposes of this Indenture that the address on the register of Special Warrantholders of any Special Warrantholder is the Special Warrantholder's actual address and is also determinative of the Special Warrantholder's residency and that the address of any transferee to whom any Special Warrants or underlying Common Shares are to be registered, as shown on the transfer document, is the transferee's actual address and is also determinative of the transferee's residency.

2.11     Issue in Substitution for Lost Certificates, Etc.

(1) If any Special Warrant Certificate becomes mutilated or is lost, destroyed or stolen, AltaRex, subject to applicable law and to Subsection 2.11(2), will issue, and thereupon the Trustee will certify and deliver, a new Special Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and on surrender and cancellation of such mutilated Special Warrant Certificate or in lieu of and in substitution for such lost, destroyed or stolen Special Warrant Certificate and the substituted Special Warrant Certificate shall be in a form approved by the Trustee and shall entitle the holders to the benefits hereof and rank pari passu in accordance with its terms and with all other Special Warrants issued hereunder.

(2) The applicant for the issue of a new Special Warrant Certificate pursuant to this Section 2.11 will bear the reasonable cost of the issue thereof and in case of mutilation, loss, destruction or theft will, as a condition precedent to the issue thereof:

         (a) furnish to AltaRex and to the Trustee such evidence of ownership and of the mutilation, loss, destruction or theft of the Special Warrant Certificate to be replaced as is satisfactory to AltaRex and to the Trustee in their discretion, acting reasonably;

         (b) if so required by AltaRex or the Trustee, furnish an indemnity in amount and form satisfactory to AltaRex and to the Trustee in their reasonable discretion; and

         (c) pay the reasonable charges of AltaRex and the Trustee in connection therewith.

2.12     Cancellation of Surrendered Special Warrants

         All Special Warrant Certificates surrendered to the Trustee pursuant to sections 2.11, 3.1, 3.2, 4.1 or 4.2 will be cancelled by the Trustee and, if requested by AltaRex in writing, the Trustee will furnish AltaRex with a cancellation certificate identifying each Special Warrant Certificate so cancelled, the number of Special Warrants evidenced thereby and the number of Common Shares issued pursuant to such Special Warrants.

2.13     Special Warrantholder not a Shareholder

         Nothing in this Indenture or in the holding of a Special Warrant evidenced by a Special Warrant Certificate, or otherwise, is intended or will be construed as conferring on any Special Warrantholder any right or interest whatsoever as a shareholder of AltaRex, including but not limited to any right to vote at, to receive notice of, or to attend any meeting of shareholders or any other proceeding of AltaRex or any right to receive any dividend or other distribution to which the shareholders of AltaRex may be entitled.

                                   ARTICLE 3
                      REGISTRATION, TRANSFER, EXCHANGE AND
                          OWNERSHIP OF SPECIAL WARRANTS

3.1      Registration and Transfer of Special Warrants

(1) AltaRex hereby appoints the Trustee as registrar and transfer agent of the Special Warrants.

(2)      The Trustee will cause to be kept:

         (a) by and at the principal office in Calgary, Alberta of the Trustee a register (or registers) of holders in which shall be entered in alphabetical order the names and addresses of the holders of Special Warrants and particulars of the Special Warrants held by them; and

         (b) by and at the principal office in Calgary, Alberta of the Trustee, a register of transfers in which all transfers of Special Warrants and the date and other particulars of each transfer shall be entered.

(3) No transfer of any Special Warrant will be valid unless duly entered on the appropriate register of transfers referred to in Subsection 3.1(2), or on any branch registers maintained pursuant to Subsection 3.1(8), upon surrender to the Trustee of the Special Warrant Certificate evidencing such Special Warrant, duly endorsed by, or accompanied by a written instrument of transfer substantially in the form of Appendix 2 to the Special Warrant Certificate or otherwise in form satisfactory to the Trustee executed by, the registered holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, and a written acknowledgement by the transferee substantially in the form of Appendix 3 to the Special Warrant Certificate or otherwise in form satisfactory to the Trustee executed by the transferee and, subject to compliance with Sections 2.7 and 2.8 and such requirements and such other reasonable requirements as the Trustee may prescribe, such transfer will be duly noted on one of such registers of transfers by the Trustee within two business days of the satisfaction of all such requirements.

(4) The transferee of any Special Warrant will, after surrender to the Trustee of the Special Warrant Certificate evidencing such Special Warrant as required by Subsection 3.1(3) and upon compliance with all other conditions in respect thereof required by this Indenture or by law, be entitled to be entered on the register of holders referred to in Subsection 3.1(2), or on any branch registers of holders maintained pursuant to Subsection 3.1(8), as the owner of such Special Warrant free from all equities or rights of set-off or counterclaim between AltaRex and the transferor or any previous holder of such Special Warrant, except in respect of equities of which AltaRex is required to take notice by statute or by order of a court of competent jurisdiction.

(5) AltaRex will be entitled, and may direct the Trustee in writing, to refuse to recognize any transfer, or enter the name of any transferee, of any Special Warrant on the registers referred to in Subsection 3.1(2), or on any branch registers maintained pursuant to Subsection 3.1(8), if such transfer would constitute a violation of the securities laws of any jurisdiction or would require AltaRex to qualify the Common Shares issuable on exercise or deemed exercise of the Special Warrants for distribution in any jurisdiction other than the Qualifying Jurisdictions.

(6) Neither AltaRex nor the Trustee will be bound to take notice of or see to the execution of any trust, whether express, implied or constructive, in respect of any Special Warrant, and may transfer any Special Warrant on the written direction of the person registered as the holder thereof and delivered in accordance with Subsection 3.1(3), whether named as trustee or otherwise, as though that person were the beneficial owner thereof.

(7) The registers referred to in Subsection 3.1(2), and any branch registers maintained pursuant to Subsection 3.1(8), will at all reasonable times be open for inspection by AltaRex and any Special Warrantholder. The Trustee will from time to time when requested so to do in writing by AltaRex or any Special Warrantholder (upon payment of the Trustee's reasonable charges), furnish AltaRex or such Special Warrantholder with a list of the names and addresses of holders of Special Warrants entered on such registers and showing the number of Special Warrants held by each such holder.

(8) The Trustee, with the approval of AltaRex, may at any time and from time to time change the place at which the registers referred to in Subsection 3.1(2) are kept, cause branch registers of holders or transfers to be kept at other places and close such branch registers or change the place at which such branch registers are kept. Notice of any such change or closure shall be given by the Trustee to AltaRex and the holders of Special Warrants.

(9) The Trustee shall retain until the sixth anniversary of the Expiry Time all instruments of transfer of Special Warrants which are tendered for registration including the details shown thereon of the persons by or through whom they were lodged, all cancelled Special Warrants and other related documents.

3.2      Exchange of Special Warrant Certificates

(1) One or more Special Warrant Certificates may, on compliance by the holder with the reasonable requirements of the Trustee, be exchanged at no cost to the holder for one or more Special Warrant Certificates of different denomination evidencing in the aggregate the same number of Special Warrants as the Special Warrant Certificate or Special Warrant Certificates being exchanged.

(2) Special Warrant Certificates may be exchanged only at the principal office in Calgary, Alberta of the Trustee or at any other place designated by AltaRex with the approval of the Trustee.

(3) Any Special Warrant Certificate tendered for exchange shall be surrendered to the Trustee or its agent and cancelled.

(4) AltaRex will sign all Special Warrant Certificates necessary to carry out exchanges pursuant to this Section 3.2 and the Trustee shall certify such Special Warrant Certificates.

3.3      NO CHARGES FOR TRANSFER OR EXCHANGE

         No charge, including any stamp tax or other governmental levy, will be levied on a presenter of a Special Warrant Certificate pursuant to this Indenture for the transfer of any Special Warrant or the exchange of any Special Warrant Certificate.

3.4      OWNERSHIP OF SPECIAL WARRANTS

(1) AltaRex and the Trustee may deem and treat the person in whose name any Special Warrant is registered as the absolute owner of such Special Warrant for all purposes, and such person will for all purposes of this Indenture be and be deemed to be the absolute owner thereof, and AltaRex and the Trustee will not be affected by any notice or knowledge to the contrary except as required by statute or by order of a court of competent jurisdiction.

(2) The registered holder of any Special Warrant will be entitled to the rights evidenced thereby free from all equities and rights of set-off or counterclaim between AltaRex and the original or any intermediate holder thereof and all persons may act accordingly, and the delivery to any such registered holder of the Common Share issued on exercise or deemed exercise of such Special Warrant will be a good discharge to AltaRex and the Trustee therefor and, unless AltaRex or the Trustee are required by statute or by an order of a court of competent jurisdiction, neither AltaRex nor the Trustee will be bound to inquire into the title of any such registered holder.

3.5      ASSUMPTION BY TRANSFEREE

         Upon becoming a Special Warrantholder in accordance with the provisions of this Indenture, the transferee thereof shall be deemed to have acknowledged and agreed to be bound by this Indenture. Upon the registration by the Trustee of such transferee as the holder of a Special Warrant, the transferor thereof shall cease to have any further rights under this Indenture with respect to such Special Warrant or the Common Shares to be issued on exercise or deemed exercise thereof.

                                   ARTICLE 4
                          EXERCISE OF SPECIAL WARRANTS

4.1      EXERCISE

(1) Subject to the limitation set forth in Subsection 4.1(2) and Section 4.6, holders of Special Warrants may at any time prior to the Expiry Time exercise the right thereby conferred to be issued Common Shares by surrendering to the Trustee at the principal office in Calgary, Alberta of the Trustee, or to any other person or at any other place designated by AltaRex with the approval of the Trustee, during normal business hours on a business day at such place, the Special Warrant Certificate evidencing such Special Warrants, with a duly completed and executed notice of exercise substantially in the form set out in Appendix 1 to such Special Warrant Certificate, provided such notice is also given to AltaRex by either the Special Warrantholder or the Trustee by delivering to AltaRex a copy of such documents.

(2) Any Special Warrant Certificate with a duly completed and executed notice of exercise referred to in Subsection 4.1(1) will be deemed to have been surrendered only on personal delivery thereof to, or, if sent by mail or other means of transmission, on actual receipt thereof by, the Trustee or one of the other persons at the office or one of the other places specified in Subsection 4.1(1).

(3) Any notice of exercise referred to in Subsection 4.1(1) must be signed by the Special Warrantholder, or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, acting reasonably, and, if any Common Shares thereby issuable are to be issued to a person or persons other than the Special Warrantholder such issuance must be in accordance with applicable laws (as determined by AltaRex) and must specify the name or names and the address or addresses of each such person or persons and the number of Common Shares to be issued to each such person if more than one is so specified.

(4) The holder of any Special Warrant Certificate who wishes to exercise the Special Warrants evidenced by such Special Warrant Certificate may exercise less than all of such Special Warrants and in the case of any such partial exercise shall be entitled to receive, without charge therefor, a Special Warrant Certificate, in form, signed and certified in accordance with the provisions of Article 2, evidencing the number of Special Warrants held by the Special Warrantholder which remain unexercised. Such Special Warrant Certificate will be delivered by the Trustee to the holder concurrently with the certificates representing the Common Shares issued on partial exercise of such holder's Special Warrants.

4.2      DEEMED EXERCISE

(1) If any Special Warrant has not been exercised pursuant to Section 4.1, such Special Warrant will be deemed to have been exercised by the holder thereof (without any further action on the part of such holder or AltaRex) immediately prior to the Expiry Time. In such event, AltaRex shall cause the Trustee, within two business days of the date of notice of expiry being provided to the Trustee, to give the said notice of such deemed exercise to the holders of such Special Warrants. Such notice shall be provided by AltaRex and shall specify that the Special Warrants are deemed to have been exercised automatically in accordance with their terms and will indicate the place or places at which, pursuant to Subsection 4.2(2), Special Warrant Certificates may thereafter be surrendered in exchange for certificates representing Common Shares.

(2) The holder of any Special Warrant deemed to have been exercised pursuant to Subsection 4.2(1) will have no rights thereunder except to receive certificates representing the Common Shares thereby issued to him upon surrender to the Trustee at the principal office in Calgary, Alberta of the Trustee, or to any other person or at any other place designated by AltaRex with the approval of the Trustee, during normal business hours on a business day at such place, of the Special Warrant Certificate evidencing such Special Warrant. Any Special Warrant Certificate will be deemed to have been surrendered for such purpose only on personal delivery thereof to, or, if sent by mail or other means of transmission together with a duly completed exercise form acceptable to AltaRex and the Trustee, on actual receipt thereof by, the Trustee or one of such other persons at such office or one of such other places.

4.3      EFFECT OF EXERCISE OR DEEMED EXERCISE

(1) Upon the exercise of any Special Warrant in accordance with Section 4.1 or upon the deemed exercise of any Special Warrant in accordance with Section 4.2, the Common Shares thereby issuable will be deemed to have been issued, and the person or persons to whom such Common Shares are to be issued will be deemed to have become the holder or holders of record thereof, on the Exercise Date or the Deemed Exercise Date, as the case may be, unless the registers for the Common Shares is closed on that date, in which case such Common Shares will be deemed to have been issued and such person or persons will be deemed to have become the holder or holders of record thereof on the date on which such transfer register is reopened, but such Common Shares will be issued on the basis of the number of Common Shares to which such person or persons were entitled on the Exercise Date or the Deemed Exercise Date, as the case may be.

(2) As soon as practicable and in any event not later than, in the case of the exercise of any Special Warrant in accordance with Section 4.1, the fifth business day on which the register for the Common Shares has been open after such exercise or, in the case of the deemed exercise of any Special Warrant in accordance with Section 4.2, within five business days after the surrender to the Trustee of the Special Warrant Certificate evidencing such Special Warrant in accordance with Subsection 4.2(2), AltaRex will cause the Trustee to mail to the person or persons in whose name or names the Common Shares thereby issued have been issued, at his or their respective addresses, or, if so specified, cause to be delivered to such person or persons at the place where the Special Warrant Certificate evidencing such Special Warrant was surrendered, certificates representing the Common Shares so issued.

(3) If any Common Shares issuable pursuant to any Special Warrant are to be issued to a person or persons other than the Special Warrantholder, the Special Warrantholder must pay to AltaRex or to the Trustee on its behalf an amount equal to all exigible transfer taxes or other government charges, and AltaRex will not be required to issue or deliver any certificates representing any such Common Shares unless or until such amount has been so paid or the Special Warrantholder has established to the satisfaction of AltaRex that such taxes and charges have been paid or that no such taxes or charges are owing.

4.4      NO FRACTIONAL COMMON SHARES

         AltaRex will not, whether pursuant to an adjustment in accordance with
Section 4.7 or under any other circumstances, be obligated to issue any fraction of a Common Share on the exercise or deemed exercise of Special Warrants. To the extent that a holder of Special Warrants would otherwise have been entitled to receive, on the exercise or deemed exercise of Special Warrants, a fraction of a Common Share such right may only be exercised in respect of such fraction in connection with another Special Warrant or Special Warrants which in the aggregate entitle the holder to receive a whole number of Common Shares. If a Special Warrantholder is not able to combine Special Warrants so as to be entitled to acquire a whole number of Common Shares, the number of Common Shares which such Special Warrantholder is entitled to receive shall be rounded down to the prior whole number.

4.5      RECORDING

         The Trustee will record particulars of each Special Warrant exercised or deemed to have been exercised which will include the name and address of each person to whom Common Shares are thereby issued, the number of Common Shares so issued and the Exercise Date or Deemed Exercise Date in respect thereof. Within five business days after each Exercise Date or the Deemed Exercise Date the Trustee will provide such particulars in writing to AltaRex.

4.6      RESTRICTIONS

         No Common Shares will be issued on exercise or deemed exercise of any Special Warrant, if in the opinion of counsel to AltaRex (delivered to the Trustee prior to issue), the issuance of such Common Shares would constitute a violation of the securities laws of any applicable jurisdiction or require AltaRex to qualify the Common Shares issuable on exercise or deemed exercise of the Special Warrants for distribution in any jurisdiction other than the Qualifying Jurisdictions. Without limiting the generality of the preceding sentence, if the Exercise Date in respect of any Special Warrant occurs before the Qualification Date, the certificates representing the Common Shares thereby issued will bear such legends as may, in the opinion of counsel to AltaRex, be necessary or advisable in order to avoid a violation of any applicable securities laws of any province or territory of Canada, of the United States of America or any other jurisdiction or to comply with the requirements of any stock exchange on which the Common Shares are then listed, provided that if, at any time, in the opinion of counsel to AltaRex, such legends are no longer necessary or advisable in order to avoid a violation of any such laws or requirements, or the holder of any such legended certificate, at his expense, provides AltaRex with evidence satisfactory in form and substance to AltaRex (which may include an opinion of counsel satisfactory to AltaRex) to the effect that such holder is entitled to sell or otherwise transfer such Common Shares as applicable, in a transaction in which such legends are not required, such legended certificate may thereafter be surrendered to AltaRex in exchange for a certificate which does not bear such legends.

4.7      ADJUSTMENTS

(1) The rights of the holder of any Special Warrant, including the number of Common Shares issuable upon the exercise or deemed exercise of such Special Warrant, will be adjusted from time to time in the events and in the manner provided in, and in accordance with the provisions of this Section 4.7, and for such purposes and as used in this Section 4.7:

         (a) "ADJUSTMENT PERIOD" means the period commencing on the Closing Date and ending at the Expiry Time; and

         (b) "EXCHANGE RATE" means the rate at which Common Shares are issuable upon the exercise or deemed exercise of any Special Warrant, which rate, subject to adjustment in accordance with this Indenture, is one Common Share for each Special Warrant as of the Closing Date.

(2) The Exchange Rate in effect at any date will be subject to adjustment from time to time if and whenever at any time during the Adjustment Period, AltaRex shall (i) subdivide or redivide the outstanding Common Shares into a greater number of Common Shares, (ii) consolidate, combine or reduce the outstanding Common Shares into a lesser number of Common Shares, or (iii) issue Common Shares or other securities of AltaRex that are convertible into Common Shares ("convertible securities") to all or substantially all of the holders of Common Shares or convertible securities (as the case may be) by way of a stock dividend or other distribution. In any such event, the Exchange Rate will, on the effective date of such event, be adjusted so that it will equal the rate determined by multiplying the Exchange Rate in effect immediately prior to such date by a fraction, of which the denominator shall be the total number of Common Shares outstanding on such date before giving effect to such event, and of which the numerator shall be the total number of Common Shares outstanding on such date after giving effect to such event. Such adjustment will be made successively whenever any such event shall occur and any such issue of Common Shares or convertible securities by way of a stock dividend is deemed to have occurred on the record date for the stock dividend for the purpose of calculating the number of outstanding Common Shares under this Subsection 4.7(2). To the extent that this Subsection 4.7(2) has become operative because of an issue of convertible securities referred to in clause

(iii) above, the number of Common Shares obtainable under each Special Warrant shall be readjusted based on the number of Common Shares issuable upon conversion or exchange of such convertible or exchangeable securities.

(3) If and whenever at any time during the Adjustment Period, there is (i) any reclassification of the Common Shares at any time outstanding, any change of the Common Shares into other shares or any other capital reorganization of AltaRex (other than as described in Subsection 4.7(2)), (ii) any consolidation, amalgamation, arrangement, merger or other form of business combination of AltaRex with or into any other corporation resulting in any reclassification of the outstanding Common Shares, any change of the Common Shares into other shares or any other capital reorganization of AltaRex, or (iii) any sale, lease, exchange or transfer of the undertaking or assets of AltaRex as an entirety or substantially as an entirety to another corporation or entity, then, in each such event, each holder of any Special Warrants which are thereafter exercised or deemed to have been exercised will be entitled to receive, and shall accept, in lieu of the number of Common Shares to which such holder was theretofore entitled (after giving effect to all adjustments under this Section 4.7 required as of such date) upon such exercise or deemed exercise, the kind and number or amount of shares or other securities or property which such holder would have been entitled to receive as a result of such event if, on the effective date thereof, such holder had been the registered holder of the number of Common Shares to which immediately before the transaction such holder was theretofore entitled upon exercise of the Special Warrants. If necessary as a result of any such event, appropriate adjustments will be made in the application of the provisions set forth in this Section 4.7 with respect to the rights and interests thereafter of the holders of Special Warrants to the end that the provisions set forth in this Section 4.7 and in this Indenture will thereafter correspondingly be made applicable, as nearly as may reasonably be possible, in relation to any shares or other securities or property thereafter deliverable upon the exercise or deemed exercise of any Special Warrant. Any such adjustments will be made by and set forth in an indenture supplemental hereto approved by the directors and shall for all purposes be conclusively deemed to be an appropriate adjustment. No such capital reorganization or event as described in this Section 4.7(3) shall be carried into effect unless all necessary steps to be taken by AltaRex shall have been taken to afford the Special Warrantholders the entitlement to receive the number of securities or property of AltaRex or of AltaRex's successor or transferee, as the case may be, contemplated hereby, in the same manner as holders of Common Shares, subject to adjustment thereafter in accordance with provisions the same, as nearly possible, as those contained in this Section 4.7.

(4) If and whenever at any time during the Adjustment Period AltaRex proposes to issue or distribute securities of AltaRex (including rights, options or warrants to purchase shares of AltaRex or securities convertible into or exchangeable for shares of AltaRex or property or assets, including cash or evidences of indebtedness (but specifically excluding dividends payable in cash)) to all or substantially all of the holders of the Common Shares, except in respect of any Common Shares issuable pursuant to any option, warrant, share option plan and/or share purchase plan in force from time to time for directors, officers, employees or consultants of

AltaRex and its affiliates or as otherwise specified in the Agency Agreement, such securities, property or assets shall also be offered to the Special Warrantholders, and the Special Warrantholders shall be entitled to receive, and shall receive for the same aggregate consideration payable, if any, in addition to the number of Common Shares to which the Special Warrantholder was therefore entitled upon such exercise, the kind and amount of shares or other securities or property which result from such issue or distribution as if, on the effective date or the record date, as the case may be, at which holders of Common Shares are determined for the purpose thereof, such Special Warrantholder had been the registered holder of the number of Common Shares to which the Special Warrantholder was theretofore entitled upon such exercise. If necessary as a result of any such event, appropriate adjustments will be made in the application of the provisions set forth in this Section 4.7 with respect to the rights and interests thereafter of the holders of Special Warrants to the end that the provisions set forth in this Section 4.7 and in this Indenture will thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares or other securities or property thereafter deliverable upon the exercise or deemed exercise of any Special Warrant. Any such adjustments will be made by and set forth in an indenture supplemental hereto approved by the directors and shall for all purposes be conclusively deemed to be an appropriate adjustment.

(5) In any case in which this Section 4.7 shall require that an adjustment shall become effective immediately after a record date for or effective date of an event referred to herein, AltaRex may defer, until the occurrence and consummation of such event, issuing to the holder of any Special Warrant exercised or deemed to have been exercised after such record date or effective date and before the occurrence and consummation of such event the additional Common Shares or other securities or property issuable upon such exercise or deemed exercise by reason of the adjustment required by such event, provided, however, that AltaRex will deliver to such holder, as soon as reasonably practicable after such record date or effective date, as applicable, an appropriate instrument evidencing such holder's right to receive such additional Common Shares or other securities or property upon the occurrence and consummation of such event and the right to receive any dividend or other distribution in respect of such additional Common Shares or other securities or property declared in favour of the holders of record of Common Shares or of such other securities or property on or after the Exercise Date or the Deemed Exercise Date, as the case may be, or such later date as such holder would, but for the provisions of this Subsection 4.7(5), have become the holder of record of such additional Common Shares or of such other securities or property pursuant to Subsection 4.3(1).

(6) If AltaRex shall set a record date to determine the holders of securities for the purpose of entitling them to receive any dividend or distribution or any subscription or exercise rights and shall, thereafter and before the distribution to such securityholders of any such dividend, distribution or subscription or exercise rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or exercise rights, then no adjustment in the number of Common Shares obtainable upon exercise of any Special Warrant shall be required by reason of the setting of such record date.

(7) The adjustments provided for in this Section 4.7 are cumulative, shall, in the case of any adjustment to the Exchange Rate, be computed to the nearest one one-hundredth of a Common Share and will apply (without duplication) to successive subdivisions, consolidations, distributions, issuances or other events resulting in any adjustment under the provisions of this Section 4.7, provided that, notwithstanding any other provision of this Section 4.7, no adjustment of the Exchange Rate will be required (i) unless such adjustment would require an increase or decrease of at least 1% in the Exchange Rate then in effect (provided, however, that any adjustment which by reason of this Subsection 4.7(7) is not required to be made will be carried forward and taken into account in any subsequent adjustment), (ii) in respect of any Common Shares issuable or issued pursuant to any option, warrant, share option plan, share purchase plan of AltaRex or as otherwise specified in the Agency Agreement, or
(iii) in respect of any Common Shares issuable or issued pursuant to the Special Warrants.

(8)      If any question arises with respect to the adjustments provided in this
Section 4.7, such question shall be conclusively determined by AltaRex's auditors or, if they are unable or unwilling to act, by such firm of chartered accountants as is appointed by AltaRex and acceptable to the Trustee. Such accountants shall have access to all necessary records of AltaRex and such determination shall be binding upon AltaRex, the Trustee and the Special Warrantholders.

(9) All shares of any class of securities or property which a Special Warrantholder is at the time in question entitled to receive on the full exercise of such holder's Special Warrants, whether or not as a result of adjustments made pursuant to this Section 4.7 shall, for the purposes of the interpretation of this Indenture, be deemed to be securities which such Special Warrantholder is entitled to acquire pursuant to such Special Warrants.

(10) If and whenever at any time during the Adjustment Period, AltaRex shall take any action affecting or relating to the Common Shares, other than any action described in this Section 4.7, which in the opinion of the directors of AltaRex, after consultation with the Trustee, would adversely affect the rights of any holders of Special Warrants, the Exchange Rate will be adjusted by the directors in such manner, if any, and at such time, as the directors may in their sole discretion, subject to the approval of any stock exchange on which the Common Shares are listed and posted for trading, determine to be equitable in the circumstances to such holders.

(11) As a condition precedent to the taking of any action which would require an adjustment in any of the rights under the Special Warrants, AltaRex will take any action which may, in the opinion of counsel to AltaRex, be necessary in order that AltaRex, or any successor to AltaRex or successor to the undertaking or assets of AltaRex, will be obligated to and may validly and legally issue all the Common Shares, or other securities or property which the holders of Special Warrants would be entitled to receive thereafter on the exercise or deemed exercise thereof in accordance with the provisions hereof.

(12) At least seven days before the earlier of the effective date of or record date for any event referred to in this Section 4.7 that requires or might require an adjustment in any of the rights under the Special Warrants or such longer notice period as may be applicable in respect of notices required to be delivered by AltaRex to holders of its Common Shares, AltaRex will:

         (a) file with the Trustee a certificate of AltaRex specifying the particulars of such event and, to the extent determinable, any adjustment required and the computation of such adjustment; and

         (b) give notice to the Special Warrantholders of the particulars of such event and, to the extent determinable, any adjustment required and a description of how such adjustment will be calculated.

Such notice need only set forth such particulars as have been determined at the date such notice is given. If any adjustment for which such notice is given is not then determinable, promptly after such adjustment is determinable AltaRex will:

         (c) file with the Trustee a certificate of AltaRex showing the computation of such adjustment; and

         (d)      give notice to the Special Warrantholders of such adjustment.

Where a notice pursuant to this Subsection has been given, the Trustee shall be entitled to rely on any adjustment calculation of AltaRex or AltaRex's auditors.

(13)     Subject to Subsection 10.2(1), the Trustee shall not:

         (a) at any time be under any duty or responsibility to any Special Warrantholder to determine whether any facts exist which may require any adjustment in the Exchange Rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making same;

         (b) be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or of any shares or other securities or property which may at any time be issued or delivered upon the exercise or deemed exercise of any Special Warrant; or

         (c) be responsible for any failure of AltaRex to make any cash payment or to issue, transfer or deliver Common Shares or certificates representing Common Shares upon the surrender of any Special Warrant for the purpose of exercise or deemed exercise, or to comply with any of the covenants contained in this Section 4.7.

                                    ARTICLE 5
                                    COVENANTS

5.1      General Covenants

         AltaRex represents, warrants, covenants and agrees with the Trustee for the benefit of the Trustee and the Special Warrantholders that so long as any Special Warrant remains outstanding and may be exercised:

         (a) AltaRex is duly authorized to create and issue the Special Warrants and the Special Warrant Certificates, when issued and countersigned as herein provided, will be valid and enforceable against AltaRex;

         (b) AltaRex will at all times maintain its corporate existence, carry on and conduct its business in a proper and business-like manner, keep or cause to be kept proper books of account in accordance with generally accepted accounting practice and AltaRex will send to Special Warrantholders copies of all financial statements furnished to its shareholders during the term of this Indenture;

         (c) AltaRex will reserve for the purpose and will conditionally allot out of its authorized capital that number of Common Shares to enable it to satisfy its obligations on the exercise or deemed exercise of the Special Warrants;

         (d) AltaRex will cause the Common Shares to be issued from time to time pursuant to the exercise or deemed exercise of the Special Warrants, and the certificates representing such Common Shares to be duly issued and delivered in accordance with the Special Warrants and the terms hereof;

         (e) all Common Shares that are issued or created on due exercise or deemed exercise of the Special Warrants will be fully paid and non-assessable;

         (f) AltaRex will cause the Trustee to keep open on business days the registers of holders and registers of transfers referred to in Section 3.1 and will not take any action or omit to take any action which would have the effect of preventing the Special Warrantholders from exercising any of the Special Warrants or receiving any of the Common Shares upon such exercise;

         (g) AltaRex will make all filings required to be made by AltaRex, including filings with appropriate securities commissions, in connection with the issuance and sale of the Special Warrants, the exercise of the Special Warrants and issue of the Common Shares;

         (h) generally, AltaRex will well and truly perform and carry out all acts and things to be done by it as provided in this Indenture and will not take any action which might reasonably be expected to deprive the Special Warrantholders of their rights to acquire Common Shares upon the exercise of the Special Warrants;

         (i) AltaRex will prepare, in conformity with the requirements of all Applicable Legislation in all material respects, and file the Preliminary Prospectus with the Securities Commissions as soon as possible, but in no event later than the Filing Deadline, and shall use its commercially reasonably efforts to obtain receipts therefor from the Securities Commission as soon as commercially practicable thereafter. AltaRex will use its commercially reasonable efforts to resolve as soon as commercially practicable any regulatory deficiencies in respect of the Preliminary Prospectus. As soon as possible after such deficiencies have been resolved and/or satisfied, AltaRex will prepare and file in conformity with the requirements of Applicable Legislation, in all material respects, the Final Prospectus with the Securities Commissions. AltaRex will use its commercially reasonable efforts to obtain receipts therefor from the Securities Commissions as soon as commercially practicable thereafter, qualifying the distribution of the Common Shares issuable on exercise of the Special Warrants in each of the Qualifying Jurisdictions and shall provide the Special Warrantholders with all documents customarily provided in connection with a distribution under a prospectus.

5.2      Trustee's Remuneration and Expenses

         AltaRex will pay to the Trustee from time to time reasonable remuneration for its services hereunder and will, on the Trustee's request, pay to or reimburse the Trustee for all reasonable documented expenses, disbursements and advances made or incurred by the Trustee in the administration or execution of the trusts hereof (including reasonable documented compensation and disbursements of its counsel and other advisers and assistants not regularly in its employ), both before any default hereunder and thereafter until all duties of the Trustee hereunder have been finally and fully performed, except any such expense, disbursement or advance that arises out of or results from negligence, wilful misconduct or bad faith of the Trustee or of persons for whom the Trustee is responsible.

5.3      Securities Qualification Requirements

(1) AltaRex will as soon as practicable and in all events, no later than two (2) business days after the Qualification Date, give notice of the Qualification Date and copies of the receipts for the Final Prospectus to the Trustee and to counsel for AltaRex and the Trustee will as soon as practicable and in all events, no later than five (5) business days after the Qualification Date, give notice of the Qualification Date to the holders of Special Warrants together with a copy of the Final Prospectus.

(2) If, in the opinion of counsel, any instrument (other than the Final Prospectus) is required to be filed with, or any permission, order or ruling is required to be obtained from, the Securities Commissions or any other step is required under the laws of the Qualifying Jurisdictions or federal laws of Canada applicable therein before the Common Shares may be issued or delivered to a holder of Special Warrants in the Qualifying Jurisdictions (other than as a result of such holder's failure to comply with its representations and warranties contained in the subscription agreement pursuant to which it acquired the Special Warrants from AltaRex), AltaRex covenants that it will use its best efforts to file such instrument, obtain such permission, order or ruling and take all such other actions, at its expense, as are reasonably required or appropriate in the circumstances, other than matters not under its control, to issue and deliver the Common Shares in such Qualifying Jurisdictions.

(3) AltaRex will give written notice of the issue of the Common Shares pursuant to the exercise or deemed exercise of the Special Warrants, in such detail as may be required, to the securities regulatory authorities in the Qualifying Jurisdictions in which there is legislation requiring the giving of any such notice in order that the issue of Common Shares will not be subject to the prospectus qualification requirements of such legislation or regulation.

5.4      Performance of Covenants by Trustee

         If the Trustee is made aware of the failure of AltaRex to perform any of its obligations under this Indenture, the Trustee may notify the Special Warrantholders of such failure or may itself perform any of such obligations capable of being performed by it, but will not be bound to do so or to notify the Special Warrantholders that it is so doing. All sums expended or advanced by the Trustee in so doing will be repayable as provided in Section 5.2. No such performance, expenditure or advance by the Trustee will relieve AltaRex of any default or of its continuing obligations hereunder.

                                    ARTICLE 6
                                   ENFORCEMENT

6.1      Special Warrantholders May Not Sue

         No holder of any Special Warrant shall have any right to institute any action or proceeding against AltaRex in relation to the Special Warrants, unless:

         (a) such holder shall previously have given to the Trustee written notice of the nature of such action or proceeding;

         (b) the holders of at least 25% of the Special Warrants shall have made written request to the Trustee and shall have afforded to it reasonable opportunities either itself to proceed to exercise the powers hereinbefore granted or to institute an action, suit or proceeding in its own name for such purpose;

         (c) such Special Warrantholders shall have offered to the Trustee, when so requested by the Trustee, sufficient funds and security and indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby; and

         (d) the Trustee shall have failed to act within a reasonable time after such notification, request and offer of indemnity; and such notification, request and offer of indemnity are hereby declared in every such case, at the option of the Trustee, to be conditions precedent to any such proceeding or for any other remedy hereunder by or on behalf of the holder of any Special Warrants.

6.2      Legal Proceedings by Special Warrantholders

         Subject to Subsection 7.11(g), all or any of the rights conferred upon a Special Warrantholder by the terms of the Special Warrant Certificates evidencing the Special Warrants held by such Special Warrantholder or this Indenture, or both, may be enforced by the Special Warrantholder by appropriate legal proceedings, but without prejudice to the right which is hereby conferred upon the Trustee under Section 6.3.

6.3      Trustee May Institute All Proceedings

(1) The Trustee shall also have the power at any time and from time to time to institute and to maintain such suits and proceedings as it may be advised shall be necessary or advisable to preserve and protect its interests and the interests of the Special Warrantholders.

(2) Any such suit or proceeding instituted by the Trustee may be brought in the name of the Trustee as trustee of an express trust, and any recovery of judgment shall be for the rateable benefit of the holders of the Special Warrants subject to the provisions of this Indenture. In any proceeding brought by the Trustee (and also any proceeding in which a declaratory judgment of a court may be sought as to the interpretation or construction of any provision of this Indenture, to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Special Warrants, and it shall not be necessary to make any holders of the Special Warrants parties to any such proceeding.

6.4      Immunity of Shareholders, etc.

         Subject to the rights available at law or in express provisions of any contract or other instrument, including certain limited rights of action under the Final Prospectus, the Trustee and, by the acceptance of the Special Warrant Certificates and as part of the consideration for the issue of the Special Warrants, the Special Warrantholders, hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any person in his capacity as an incorporator or any past, present or future shareholder or other securityholder, director, officer, employee or agent of AltaRex for the creation and issue of the Common Shares pursuant to any Special Warrant or on any covenant, agreement, representation or warranty by AltaRex herein or in the Special Warrant Certificates.

6.5      Limitation of Liability

         The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the directors or shareholders of AltaRex or any of the past, present or future directors or shareholders of AltaRex or any of the past, present or future officers, employees or agents of AltaRex, but only the property of AltaRex or any successor corporation shall be bound in respect hereof.

                                    ARTICLE 7
                       MEETINGS OF SPECIAL WARRANTHOLDERS

7.1      Right to Convene Meetings

(1) The Trustee may at any time and from time to time convene a meeting of the Special Warrantholders, and will do so on receipt of a written request of AltaRex or a Special Warrantholders' Request and on being funded and indemnified to its reasonable satisfaction by AltaRex or by one or more of the Special Warrantholders signing such Special Warrantholders' Request against the costs which it may incur in connection with calling and holding the meeting.

(2) If the Trustee fails, within five business days after receipt of such written request of AltaRex or Special Warrantholders' Request and indemnity, to give notice convening a meeting, AltaRex or any of such Special Warrantholders, as the case may be, may convene such meeting.

(3) Every such meeting will be held in Toronto, Ontario or such other place as is approved or determined by the Trustee and AltaRex. However, if the meeting is convened by AltaRex or a Special Warrantholder as a result of the Trustee's failure or refusal to convene such meeting, the meeting must be held in Toronto.

7.2      Notice

(1) At least ten (10) business days' notice of any meeting must be given to the Special Warrantholders, to the Trustee (unless the meeting has been called by it) and to AltaRex (unless the meeting has been called by it).

(2) The notice must state the time when and the place where the meeting is to be held and describe (with sufficient detail to permit a Special Warrantholder to make a reasoned decision with respect to the matters for consideration) the general nature of the business to be transacted thereat, but it will not be necessary for the notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 7.

7.3      Chairman

         Some person (who need not be a Special Warrantholder) designated in writing by the Trustee will be chairman of the meeting or, if no person is so designated or the person so designated is not present within 15 minutes after the time fixed for the holding of the meeting, the Special Warrantholders present in person or by proxy may choose some person present to be chairman.

7.4      Quorum

(1) Subject to the provisions of Section 7.12, at any meeting of Special Warrantholders a quorum will consist of Special Warrantholders present in person or by proxy at the commencement of business holding in the aggregate not less than 20% of the total number of Special Warrants then outstanding, provided that in the event there are two or more Special Warrantholders, at least two persons entitled to vote thereat are personally present.

(2) If a quorum of Special Warrantholders is not present within 30 minutes after the time fixed for holding a meeting, the meeting, if summoned by Special Warrantholders or on a Special Warrantholders' Request, will be dissolved, but, subject to Section 7.12, in any other case will be adjourned to the seventh calendar day following the meeting, at the same time of day and place and no notice of the adjournment need be given.

(3) At the adjourned meeting the Special Warrantholders present in person or by proxy will form a quorum and may transact any business for which the meeting was originally convened notwithstanding the number of Special Warrants that they hold.

7.5      Power to Adjourn

         The chairman of a meeting at which a quorum of the Special Warrantholders is present may, with the consent of the meeting, adjourn the meeting, and no notice of such adjournment need be given except as the meeting prescribes.

7.6      Show of Hands

         Every question submitted to a meeting, other than an Extraordinary Resolution, will be decided in the first place by a majority of the votes given on a show of hands and, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority will be conclusive evidence of the fact.

7.7      POLL

(1) On every Extraordinary Resolution, and on every other question submitted to a meeting on which a poll is directed by the chairman or requested by one or more Special Warrantholders acting in person or by proxy, a poll will be taken in such manner as the chairman directs.

(2) Questions other than those required to be determined by Extraordinary Resolution will be decided by a majority of the votes cast on the poll.

7.8      VOTING

(1) On a show of hands each person present and entitled to vote, whether as a Special Warrantholder or as proxy for one or more absent Special Warrantholders, or both, will have one vote, and on a poll each Special Warrantholder present in person or represented by a proxy duly appointed by instrument in writing will be entitled to one vote in respect of each Special Warrant held by such holder.

(2)      A proxy need not be a Special Warrantholder.

7.9      REGULATIONS

(1) The Trustee, or AltaRex with the approval of the Trustee, may from time to time make or vary such regulations as it thinks fit:

         (a) for the issue of voting certificates by any bank, trust company or other depositary satisfactory to the Trustee stating that the Special Warrants specified therein have been deposited with it by a named person and will remain on deposit until a specified date, which voting certificates will entitle the persons named therein to be present and vote at any meeting of Special Warrantholders and at any adjournment thereof held before that date or to appoint a proxy or proxies to represent them and vote for them at any such meeting and at any adjournment thereof held before that date in the same manner and with the same effect as though the persons so named in such voting certificates were the actual holders of the Special Warrants specified therein;

         (b) for the form of instrument appointing a proxy, the manner in which it must be executed, and verification of the authority of a person who executes it on behalf of a Special Warrantholder;

         (c) governing the places at which and the times by which voting certificates or instruments appointing proxies must be deposited;

         (d) for the deposit of voting certificates or instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such voting certificates or instruments appointing proxies to be sent by mail, cable, telex or other means of prepaid, transmitted, recorded communication before the meeting to AltaRex or to the Trustee at the place where the meeting is to be held and for voting pursuant to instruments appointing proxies so deposited as though the instruments themselves were produced at the meeting; and

         (e) generally for the calling of meetings of Special Warrantholders and the conduct of business thereof.

(2) Any regulations so made will be binding and effective and the votes given in accordance therewith will be valid and will be counted.

(3) Except as such regulations provide, the only persons who will be recognized at a meeting as the holders of any Special Warrants, or as entitled to vote or, subject to Section 7.10, be present at the meeting in respect thereof, will be the registered holders of such Special Warrants or their duly appointed proxies.

7.10     ALTAREX AND TRUSTEE MAY BE REPRESENTED

         AltaRex and the Trustee by their respective officers, employees or directors, and the counsel of AltaRex and the Trustee may attend any meeting of Special Warrantholders, but will have no vote as such.

7.11     POWERS EXERCISABLE BY EXTRAORDINARY RESOLUTION

         In addition to all other powers conferred on them by the other provisions of this Indenture or by the Special Warrants or by law, the Special Warrantholders at a meeting will have the power, exercisable from time to time by Extraordinary Resolution:

         (a) subject to the agreement of AltaRex to assent to or sanction any amendment, modification, abrogation, alteration, compromise or arrangement of any right of the Special Warrantholders or of the Trustee in its capacity as special warrant trustee hereunder, subject to the Trustee's approval, or on behalf of the Special Warrantholders against AltaRex, whether such right arises under this Indenture or otherwise and to authorize the Trustee to concur in and execute any indenture supplemental hereto in connection therewith;

         (b) to amend, alter or repeal any Extraordinary Resolution previously passed;

         (c) to direct, authorize and require the Trustee to enforce any obligation of AltaRex under this Indenture or to enforce any right of the Special Warrantholders in any manner specified in the Extraordinary Resolution;

         (d) to refrain from enforcing any obligation or right referred to in paragraph (c);

         (e) to waive and direct the Trustee to waive any default by AltaRex in complying with any provision of this Indenture or the Special Warrant Certificates, either unconditionally or on any condition specified in the Extraordinary Resolution;

         (f) to appoint a committee with power and authority to exercise, and to direct the Trustee to exercise, on behalf of the Special Warrantholders, such of the powers of the Special Warrantholders as are exercisable by Extraordinary Resolution;

         (g) to restrain any Special Warrantholder from taking or instituting any suit, action or proceeding against AltaRex for the enforcement of any obligation of AltaRex under this Indenture or to enforce any right of the Special Warrantholders;

         (h) to direct any Special Warrantholder who, as such, has brought any suit, action or proceeding, to stay or discontinue or otherwise deal therewith on payment of the costs, charges and expenses reasonably and properly incurred by him in connection therewith;

         (i) from time to time and at any time to remove the Trustee and appoint a successor; and

         (j) to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of AltaRex.

7.12     MEANING OF "EXTRAORDINARY RESOLUTION"

(1) The expression "Extraordinary Resolution" when used in this Indenture means, subject to the provisions of this Section and of Sections 7.15 and 7.16, a resolution proposed at a meeting of Special Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article 7 at which there are present in person or by proxy Special Warrantholders holding in the aggregate not less than 40% of the total number of Special Warrants then outstanding and passed by the affirmative votes of Special Warrantholders who hold in the aggregate not less than 66 2/3% of the total number of Special Warrants then outstanding represented at the meeting and voted on the poll on the resolution.

(2) If, at a meeting called for the purpose of passing an Extraordinary Resolution, the quorum required by Subsection 7.12(1) is not present within 30 minutes after the time appointed for the meeting, the meeting, if convened by Special Warrantholders or on a Special Warrantholders' Request, will be dissolved, but in any other case will stand adjourned to such day, being not less than seventeen calendar days or more than 30 calendar days later, and to such place and time, as is appointed by the chairman.

(3) Not less than seven calendar days' notice must be given to the Special Warrantholders of the time and place of such adjourned meeting.

(4) The notice must state that at the adjourned meeting the Special Warrantholders present in person or by proxy will form a quorum but it will not be necessary to set forth the purposes for which the meeting was originally called or any other particulars.

(5) At the adjourned meeting the Special Warrantholders present in person or by proxy will form a quorum and may transact any business for which the meeting was originally convened, and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in Subsection 7.12(1) will be an Extraordinary Resolution within the meaning of this Indenture notwithstanding that Special Warrantholders holding in the aggregate of not less than 40% of the total number of Special Warrants outstanding may not be present.

(6) Votes on an Extraordinary Resolution must always be given on a poll and no demand for a poll on an Extraordinary Resolution will be necessary.

7.13     POWERS CUMULATIVE

         Any one or more of the powers, and any combination of the powers, in this Indenture stated to be exercisable by the Special Warrantholders by Extraordinary Resolution or otherwise, may be exercised from time to time, and the exercise of any one or more of such powers or any combination of such powers from time to time will not prevent the Special Warrantholders from exercising such power or powers or combination of powers thereafter from time to time.

7.14     MINUTES

         Minutes of all resolutions passed and proceedings taken at every meeting of the Special Warrantholders will be made and duly entered in books from time to time provided for such purpose by the Trustee at the expense of AltaRex, and any such minutes, if signed by the chairman of the meeting at which such resolutions were passed or such proceedings were taken, will be prima facie evidence of the matters therein stated, and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes have been so made, entered and signed will be deemed to have been duly convened and held, and all resolutions passed and proceedings taken thereat to have been duly passed and taken. AltaRex shall be provided with, in a timely manner and at its own expense, copies of any and all resolutions passed at any meeting of the Special Warrantholders pursuant to this Section 7.14.

7.15     INSTRUMENTS IN WRITING

         Any action that may be taken and any power that may be exercised by Special Warrantholders at a meeting held as provided in this Article 7 by way of an Extraordinary Resolution may also be taken and exercised by Special Warrantholders who hold in the aggregate not less than 66 2/3% of the total number of Special Warrants at the time outstanding, by their signing, each in person or by attorney duly appointed in writing, an instrument in writing in one or more counterparts, and the expression "Extraordinary Resolution" when used in this Indenture includes a resolution embodied in an instrument so signed. AltaRex shall be provided with, in a timely manner and at its own expense, copies of any and all instruments in writing signed by the Special Warrantholders pursuant to this Section 7.15.

7.16     BINDING EFFECT OF RESOLUTIONS

         Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article 7 at a meeting of Special Warrantholders will be binding on all Special Warrantholders, whether present at or absent from the meeting and whether voting for or against the resolution or abstaining, and every instrument in writing signed by Special Warrantholders in accordance with Section 7.15 will be binding on all Special Warrantholders, whether signatories thereto or not, and every Special Warrantholder and the Trustee (subject to the provisions for its indemnity herein contained) will be bound to give effect accordingly to every such resolution and instrument in writing.

7.17     HOLDINGS BY ALTAREX AND SUBSIDIARIES DISREGARDED

         In determining whether Special Warrantholders holding the required total number of Special Warrants are present in person or by proxy for the purpose of constituting a quorum, or have voted or consented to a resolution, Extraordinary Resolution, consent, waiver, Special Warrantholders' Request or other action under this Indenture, a Special Warrant held by AltaRex or by any affiliate of AltaRex will be deemed to be not outstanding. Upon a request in writing by the Trustee, AltaRex shall provide a certificate of the company detailing the registration and denomination of any Special Warrants held by the AltaRex or by any affiliate of AltaRex.

                                    ARTICLE 8
               SUPPLEMENTAL INDENTURES AND SUCCESSOR CORPORATIONS

8.1      PROVISION FOR SUPPLEMENTAL INDENTURES FOR CERTAIN PURPOSES

         From time to time AltaRex (when authorized by the directors) and the Trustee may, subject to the provisions hereof, and will when so directed hereby, execute and deliver by their proper officers indentures or instruments supplemental hereto, which thereafter will form part hereof, for any or all of the following purposes:

         (a) setting forth any adjustments resulting from the application of the provisions of Section 4.7;

         (b) adding hereto such additional covenants and enforcement provisions as in the opinion of counsel are necessary or advisable, and are not in the opinion of the Trustee, based on the opinion of counsel, prejudicial to the rights or interests of the Special Warrantholders as a group;

         (c) giving effect to any Extraordinary Resolution passed as provided in Article 7;

         (d) making such provisions not inconsistent with this Indenture as are necessary or desirable with respect to matters or questions arising hereunder, and are not in the opinion of the Trustee, based on the opinion of counsel, prejudicial to the rights or interests of the Special Warrantholders as a group;

         (e) adding to, deleting or altering the provisions hereof in respect of the transfer of Special Warrants or the exchange of Special Warrant Certificates, and making any modification in the form of the Special Warrant Certificates, provided that any such action in the opinion of counsel acceptable to the Trustee does not adversely affect the rights of the Special Warrantholders;

         (f) modifying any provision of this Indenture or relieving AltaRex from any obligation, condition or restriction herein contained, except that no such modification or relief will be or become operative or effective if in the opinion of the Trustee, based on the opinion of counsel, it would impair any of the rights or interests of the Special Warrantholders or of the Trustee, and the Trustee may in its uncontrolled discretion decline to enter into any such supplemental indenture which in its opinion will not afford adequate protection to the Trustee when it becomes operative; and

         (g) for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguity, defective or inconsistent provision, error or omission herein, if in the opinion of the Trustee, based on the opinion of counsel, the rights of the Trustee and of the Special Warrantholders, as a group, are not prejudiced thereby.

8.2      SUCCESSOR CORPORATIONS

         In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of AltaRex as an entirety, or substantially as an entirety, to another corporation, which transaction may be carried out with the prior consent of the holders of not less than 50% of the Special Warrants outstanding, the successor corporation resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not AltaRex) will be bound by the provisions hereof and for the due and punctual performance and observance of each and every covenant and obligation contained in this Indenture to be performed by AltaRex and will, as a condition precedent to any such transaction, agree to succeed to and be substituted for AltaRex by supplemental indenture in form satisfactory to the Trustee and executed and delivered to the Trustee with the same effect as closely as may be possible as if it had been named herein.

                                    ARTICLE 9
                             CONCERNING THE TRUSTEE

9.1      TRUST INDENTURE LEGISLATION

         (1) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, the mandatory requirement will prevail.

         (2) AltaRex and the Trustee each will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefits of Applicable Legislation.

9.2      TRUSTEE'S AUTHORITY TO CARRY ON BUSINESS

         The Trustee represents and warrants to AltaRex that at the date hereof it is authorized to carry on the business of a trust company in Calgary. If, notwithstanding the provisions of this section 9.2, it ceases to be authorized to carry on such business, the validity and enforceability of this Indenture and the Special Warrants issued hereunder shall not be affected in any manner whatsoever by reason only of such event provided that the Trustee, within 30 days after ceasing to be authorized to carry on such business, either becomes so authorized or resigns in the manner and with the effects specified in Section 9.8.

9.3      RIGHTS AND DUTIES OF TRUSTEE

(1) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee will act honestly and in good faith with a view to the best interests of the Special Warrantholders, and will exercise that degree of care, diligence and skill that a reasonably prudent warrant trustee would exercise in comparable circumstances. Subject to the foregoing, the Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required so to do under the terms hereof; nor shall the Trustee be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall distinctly specify the default desired to be brought to the attention of the Trustee and in the absence of any such notice the Trustee may for all purposes of this Indenture conclusively assume that no default has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained therein. Any such notice shall in no way limit any discretion herein given to the Trustee to determine whether or not the Trustee shall take action with respect to any default.

(2) No provision of this Indenture will be construed to relieve the Trustee from liability for its own negligent act, negligent failure to act, wilful misconduct or bad faith.

(3) The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any right of the Trustee or the Special Warrantholders hereunder is on the condition that, when required by notice to the Special Warrantholders by the Trustee, the Trustee is furnished by one or more Special Warrantholders with sufficient funds to commence or continue such act, action or proceeding and indemnity reasonably satisfactory to the Trustee to protect and hold it harmless against the costs, charges and expenses and liabilities to be reasonably incurred thereby and any loss and damage it may suffer by reason thereof.

(4) No provision of this Indenture will require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless it is so indemnified.

(5) The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Special Warrantholders at whose instance it is acting to deposit with the Trustee the Special Warrant Certificates held by them, for which certificates the Trustee will issue receipts.

(6) Every provision of this Indenture that relieves the Trustee of liability or entitles it to rely on any evidence submitted to it is subject to the provisions of Applicable Legislation, of this Section and of Section 9.3.

9.4      EVIDENCE, EXPERTS AND ADVISERS

(1) In addition to the reports, certificates, opinions and other evidence required by this Indenture, AltaRex will furnish to the Trustee such additional evidence of compliance with any provision hereof, and in such form, as is prescribed by Applicable Legislation or as the Trustee reasonably requires by written notice to AltaRex.

(2) In the exercise of any right or duty hereunder the Trustee, if it is acting in good faith, may act and rely, as to the truth of any statement or the accuracy of any opinion expressed therein, on any statutory declaration, opinion, report, certificate or other evidence furnished to the Trustee pursuant to a provision hereof or of Applicable Legislation or pursuant to a request of the Trustee, if such evidence complies with Applicable Legislation and the Trustee examines such evidence and determines that it complies with the applicable requirements of this Indenture.

(3) Whenever Applicable Legislation requires that evidence referred to in subsection 9.3(1) be in the form of a statutory declaration, the Trustee may accept such statutory declaration in lieu of a certificate of AltaRex required by any provision hereof.

(4) Any such statutory declaration may be made by any director or officer of AltaRex.

(5) The Trustee may act and rely and shall be protected in acting and relying upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, letter, telegram, cablegram or other paper or document believed by it to be genuine and to have been signed, sent or presented by or on behalf of the proper party or parties.

(6) Proof of the execution of any document or instrument in writing, including a Special Warrantholders' Request, by a Special Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, that the person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution, or in any other manner that the Trustee considers adequate.

(7) The Trustee may employ or retain such counsel, accountants, engineers, appraisers, or other experts or advisers as it reasonably requires for the purpose of determining and discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any counsel, and will not be responsible for any misconduct or negligence on the part of any of them who has been selected with due care by the Trustee. Any remuneration so paid by the Trustee shall be repaid to the Trustee in accordance with Section 5.2 of this Indenture.

(8) The Trustee may act and rely and shall be protected in acting and relying in good faith on the opinion or advice of or information obtained from any counsel, accountant or other expert or advisor, whether retained or employed by AltaRex or by the Trustee, in relation to any matter arising in the administration of the trusts hereof.

9.5      DOCUMENTS, MONEY, ETC. HELD BY TRUSTEE

(1) Any security, document of title or other instrument that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of any Canadian chartered bank or deposited for safekeeping with any such bank.

(2) Unless herein otherwise expressly provided any money so held pending the application or withdrawal thereof under any provision of this Indenture shall be deposited in the name of the Trustee in any Canadian chartered bank or trust company at the rate of interest (if any) then current on similar deposits or may be invested with the consent of the AltaRex in securities issued or guaranteed by the Government of Canada or a province thereof or in obligations, maturing not more than one year from the date of the investment, of any Canadian chartered bank or trust company as the AltaRex may consent to. All interest or other income received by the Trustee in respect of such deposits and investments shall belong to AltaRex, as provided for herein.

(3) All interest or other income received by the Trustee in respect of such deposits and investments will belong to AltaRex.

9.6      ACTION BY TRUSTEE TO PROTECT INTERESTS

         The Trustee will have power to institute and to maintain such actions and proceedings as it considers necessary or expedient to protect or enforce its interests and the interests of the Special Warrantholders.

9.7      TRUSTEE NOT REQUIRED TO GIVE SECURITY

         The Trustee will not be required to give any bond or security in respect of the performance of the agency created hereby, the execution of the trusts and powers of this Indenture or otherwise in respect of the premises.

9.8      PROTECTION OF TRUSTEE

(1) By way of supplement to the provisions of any law for the time being relating to trustees or agents, it is expressly declared and agreed that:

         (a) the Trustee will not be liable for or by reason of, or required to substantiate, any statement of fact or recital in this Indenture or in the Special Warrant Certificates (except the representation contained in Section 9.9 or in the certificate of the Trustee on the Special Warrant Certificates), but all such statements or recitals are and will be deemed to be made by AltaRex;

         (b) nothing herein contained will impose on the Trustee any obligation to see to, or to require evidence of, the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

         (c) subject to Section 9.9, the Trustee will not be bound to give notice to any person of the execution hereof;

         (d) the Trustee will not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach by AltaRex of any obligation herein contained or of any act of any director, officer, employee or agent of AltaRex; and

         (e) the Trustee shall not be liable or accountable for any loss or damage whatsoever to any person caused by the performance or failure by it to perform its responsibilities under this Indenture save only to the extent that such loss or damage is attributable to the negligence, wilful misconduct or bad faith of the Trustee.

(2) AltaRex agrees to indemnify the Trustee and its directors, officers and employees and save them harmless from all liabilities, losses, claims, demands, suits, damages, costs and actions which may be brought against or suffered by it arising out of or connected with the performance by it of its duties hereunder except to the extent that such liabilities, suits, damages, costs and actions are attributable to the negligence, wilful misconduct or bad faith of the Trustee. This provision shall survive the resignation or termination of the Trustee or the termination of this Indenture.

9.9      Replacement of Trustee

(1) The Trustee may resign its trust hereunder and be discharged from all further duties and liabilities hereunder, except as provided in this Section, by giving to AltaRex and the Special Warrantholders not less than 30 business days notice in writing or, if a new Trustee has been appointed, such shorter notice as AltaRex accepts as sufficient.

(2) The Special Warrantholders by Extraordinary Resolution may at any time remove the Trustee and appoint a new Trustee.

(3) If the Trustee so resigns or is so removed or is dissolved, becomes bankrupt, goes into liquidation or otherwise becomes incapable of acting hereunder, AltaRex will forthwith appoint a new Trustee unless a new Trustee has already been appointed by the Special Warrantholders.

(4) Failing such appointment by AltaRex, the retiring Trustee or any Special Warrantholder may apply to the Ontario Superior Court, on such notice as the Court directs, for the appointment of a new Trustee, at the expense of AltaRex.

(5) Any new Trustee so appointed by AltaRex or by the Court will be subject to removal as aforesaid by the Special Warrantholders.

(6) Any new Trustee appointed under any provision of this Section must be a corporation authorized to carry on the business of a trust company in Ontario and, if required by the Applicable Legislation of any other province, in such other province.

(7) On any such appointment the new Trustee will be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee without any further assurance, conveyance, act or deed, but there will be immediately executed, at the expense of AltaRex, all such conveyances or other instruments as, in the opinion of counsel, are necessary or advisable for the purpose of assuring such powers, rights, duties and responsibilities to the new Trustee, provided that, any resignation or termination of the Trustee and appointment of a successor Trustee shall have executed an appropriate instrument accepting such appointment and, at the request of AltaRex, the predecessor Trustee, upon payment of its outstanding remuneration and expenses, shall execute and deliver to the successor Trustee an appropriate instrument transferring to such successor Trustee all rights and powers of the Trustee hereunder.

(8) On the appointment of a new Trustee, AltaRex will promptly give notice thereof to the Special Warrantholders.

(9) A corporation into or with which the Trustee is merged or consolidated or amalgamated, or a corporation succeeding to the trust business of the Trustee, will be the successor to the Trustee hereunder without any further act on its part or on the part of any party hereto if such corporation would be eligible for appointment as a new Trustee under subsection 9.8(6).

(10) A Special Warrant Certificate certified but not delivered by a predecessor Trustee may be delivered by the new or successor Trustee in the name of the predecessor Trustee or successor Trustee.

9.10     Conflict of Interest

         The Trustee represents to AltaRex that at the time of the execution and delivery hereof no material conflict of interest exists between its role as a fiduciary hereunder and its role in any other capacity and if a material conflict of interest arises hereafter it will, within 30 business days after ascertaining that it has such material conflict of interest, either eliminate the conflict of interest or resign its trust hereunder. If any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and of the Special Warrants shall not be affected in any manner whatsoever by reason thereof.

         The Trustee, in its personal or any other capacity, may buy, lend upon and deal in securities of AltaRex and generally may contract and enter into financial transactions with AltaRex without being liable to account for any profit made thereby.

9.11     Acceptance of Trusts

         The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform them on the terms and conditions herein set forth.

                                   ARTICLE 10
                                     GENERAL

10.1     Notice to AltaRex and Trustee

(1) Unless herein otherwise expressly provided, a notice to be given hereunder to AltaRex or the Trustee will be validly given if delivered or if sent by first class mail, postage prepaid, or if sent by facsimile transmission (receipt of such transmission is confirmed in writing):

         (a)      If to AltaRex:

                           AltaRex Corp.
                           610 Lincoln Street
                           Waltham, Massachusetts

                           02451

                           Attention:  Chief Financial Officer

                           Facsimile:  (781) 466-8740


         (b)      If to the Trustee:

                           Montreal Trust Company of Canada
                           530-8th Avenue S.W.

                           Suite 710
                           Calgary, Alberta

                           T2P 3S8

                           Attention: Manager, Corporate Trust

                           Facsimile: (403) 267-6598

and any such notice delivered or sent in accordance with the foregoing will be deemed to have been received on the date of delivery or facsimile transmission or, if mailed, on the fifth business day following the day of the mailing of the notice.

(2) AltaRex or the Trustee, as the case may be, may from time to time notify the other in the manner provided in Subsection 10.1(1) of a change of address which, from the effective date of such notice and until changed by like notice, will be the address of AltaRex or the Trustee, as the case may be, for all purposes of this Indenture.

(3) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving Canadian postal employees, a notice to be given to the Trustee or to AltaRex hereunder could reasonably be considered unlikely to reach or likely to be delayed in reaching its destination, the notice will be valid and effective only if it is delivered to an officer of the party to which it is addressed or if it is delivered to such party at the appropriate address provided in subsection 10.1(1) by confirmed facsimile transmission, and any notice delivered in accordance with the foregoing will be deemed to have been received on the date of delivery to such officer or if delivered by such facsimile, on the first business day following the date of the sending of the notice.

10.2     Notice to Special Warrantholders

(1) Unless herein otherwise expressly provided, a notice to be given hereunder to Special Warrantholders will be deemed to be validly given if the notice is sent by ordinary surface or air mail, postage prepaid, addressed to the Special Warrantholders or delivered (or so mailed to certain Special Warrantholders and so delivered to the other Special Warrantholders) at their respective addresses appearing on any of the registers of holders described in
Section 3.1, provided, however, that if, by reason of a strike, lockout or other work stoppage, actual or threatened, involving Canadian postal employers, the notice could reasonably be considered unlikely to reach or likely to be delayed in reaching its destination, the notice will be valid and effective only if it is so delivered or is given by publication twice in the Report on Business section in the national edition of The Globe and Mail newspaper.

(2) A notice so given by mail or so delivered will be deemed to have been given on the fifth business day after it has been mailed or on the day which it has been delivered, as the case may be, and a notice so given by publication will be deemed to have been given on the first day on which it has been published as required. In determining under any provision hereof the date when notice of a meeting or other event must be given, the date of giving notice will be included and the date of the meeting or other event will be excluded. Accidental error or omission in giving notice or accidental failure to mail notice to any Special Warrantholder will not invalidate any action or proceeding founded thereon.

10.3     Satisfaction and Discharge of Indenture

         On the earlier of:

         (a) the date by which there has been delivered to the Trustee for exercise or surrender for cancellation all Special Warrant Certificates theretofore certified hereunder; or

         (b)      the Expiry Time;

and if all certificates representing Common Shares required to be issued in compliance with the provisions hereof have been issued and delivered hereunder or to the Trustee in accordance with such provisions, this Indenture will cease to be of further effect and, on demand of and at the cost and expense of AltaRex and on delivery to the Trustee of a certificate of AltaRex stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and on payment to the Trustee of the fees and other remuneration payable to the Trustee, the Trustee will execute proper instruments acknowledging satisfaction of and discharging this Indenture.

10.4     Sole Benefit of Parties and Special Warrantholders

         Nothing in this Indenture or the Special Warrant Certificates, expressed or implied, will give or be construed to give to any person other than the parties hereto and the Special Warrantholders, as the case may be, any legal or equitable right, remedy or claim under this Indenture or the Special Warrant Certificates, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Special Warrantholders.

10.5     Discretion of Directors

         Any matter provided herein to be determined by the directors will be determined by the directors in their sole discretion, and a determination so made will be conclusive.

10.6     Counterparts and Formal Date

         This Indenture may be executed in several counterparts, each of which when so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument and notwithstanding the date of their execution will be deemed to be dated as of the date first written above.

10.7     Language

         The parties hereby request that this Indenture and any related documents be drawn up and executed only in the English language. Les parties demandent par les presentes que la presente convention ainsi que tous les documents y afferents soient rediges et executes en langue anglaise seulement.

10.8     Assignment

(1) Subject to Section 8.2 hereof, neither this Indenture nor any right, interest or obligation hereunder may be assigned by either party without the prior written consent of the other party and any purported assignment of this Indenture which does not comply with this Section 10.8 shall be considered null and void.

(2) Notwithstanding paragraph (1) above, the parties acknowledge and agree, and any beneficiaries hereunder are hereby deemed to have acknowledged and agreed, that:

         (a) Montreal Trust Company of Canada has sold its corporate trust business and that such business is, as of the date of this Indenture, owned and operated by Computershare Trust Company of Canada ("Computershare"); and

         (b) Montreal Trust Company of Canada may assign this Indenture and any ancillary agreements executed in connection herewith, and all of its rights and obligations thereunder, to Computershare. Any such assignment shall be effective without need for any further notice or advice to, or approval of, any other person and without any further act or formality whatsoever.

10.9     Benefit of the Agreement

         This Indenture will enure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto.

         IN WITNESS WHEREOF the parties hereto have caused their respective corporate seals to be hereunto affixed attested by their signatures.

                                     ALTAREX CORP.
                                     By: /s/   Edward M. Fitzgerald
                                        ----------------------------------------
                                        Name:  Edward M. Fitzgerald
                                        Title: Senior Vice President and CFO

                                     MONTREAL TRUST COMPANY OF CANADA
                                     By: /s/   Mark Lynch
                                        ----------------------------------------
                                        Name:  Mark Lynch
                                        Title: Assistant Trust Officer

                                     By: /s/   Greg Allan
                                        ----------------------------------------
                                        Name:  Greg Allan
                                        Title: Assistant Trust Officer

                                   SCHEDULE A

                       FORM OF SPECIAL WARRANT CERTIFICATE

[LEGEND FOR SPECIAL WARRANTS AND UNDERLYING SECURITIES HELD BY U.S. PERSONS (THE "U.S. LEGEND" REFERRED TO IN SECTION 2.8 OF THE SPECIAL WARRANT INDENTURE.)]

FOR SPECIAL WARRANTS ISSUED TO NON-RESIDENTS OF CANADA, THE HOLDER, BY ITS ACCEPTANCE OF THIS SECURITY, REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT AND WILL NOT BE ENTITLED TO, DIRECTLY OR INDIRECTLY, SELL OR TRANSFER SPECIAL WARRANTS INTO CANADA OR TO RESIDENTS OF CANADA, EXCEPT IN COMPLIANCE WITH APPLICABLE CANADIAN SECURITIES LAWS. NO SALE OR TRANSFER INTO CANADA OR TO A CANADIAN RESIDENT WILL BE REGISTERED BY THE TRUSTEE AND ANY ATTEMPT TO EFFECT SUCH A TRANSFER IS INVALID UNLESS MADE IN COMPLIANCE WITH THE ABOVE-NOTED RESTRICTIONS.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM MONTREAL TRUST COMPANY OF CANADA UPON THE DELIVERY TO MONTREAL TRUST COMPANY OF CANADA AND THE COMPANY OF A CERTIFICATE TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT.

[LEGEND FOR SPECIAL WARRANTS AND UNDERLYING SECURITIES HELD OTHER THAN BY A U.S. PERSON (THE "NON-U.S. LEGEND" REFERRED TO IN SECTION 2.9 OF THE SPECIAL WARRANT INDENTURE.)]

FOR SPECIAL WARRANTS ISSUED TO NON-RESIDENTS OF CANADA, THE HOLDER, BY ITS ACCEPTANCE OF THIS SECURITY, REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT AND WILL NOT BE ENTITLED TO, DIRECTLY OR INDIRECTLY, SELL OR TRANSFER SPECIAL WARRANTS INTO CANADA OR TO RESIDENTS OF CANADA, EXCEPT IN

COMPLIANCE WITH APPLICABLE CANADIAN SECURITIES LAWS. NO SALE OR TRANSFER INTO CANADA OR TO A CANADIAN RESIDENT WILL BE REGISTERED BY THE TRUSTEE AND ANY ATTEMPT TO EFFECT SUCH A TRANSFER IS INVALID UNLESS MADE IN COMPLIANCE WITH THE ABOVE-NOTED RESTRICTIONS.

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED TO A U.S. PERSON OR A PERSON IN THE UNITED STATES. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS ASCRIBED TO THEM IN REGULATION S UNDER THE U.S. SECURITIES ACT.

Certificate No.:____________               No. of Special Warrants: ____________


                                SPECIAL WARRANTS
                             EXERCISABLE TO ACQUIRE
                                  COMMON SHARES
                                       OF
                                  ALTAREX CORP.
          (Incorporated under the Business Corporations Act (Alberta))

THIS IS TO CERTIFY THAT, for value received, __________________________________
(the "holder") is the registered holder of the number of Special Warrants of ALTAREX CORP. ("AltaRex") specified above and, for each Special Warrant held, is thereby entitled, without payment of any additional consideration, to be issued one fully paid and non-assessable common share ("Common Share") in the capital of AltaRex by surrendering to MONTREAL TRUST COMPANY OF CANADA (the "Trustee") at its principal transfer office in Calgary, Alberta during the exercise period hereinafter referred to, this Special Warrant Certificate, with a notice of exercise in the form set forth in Appendix 1 annexed hereto duly completed and executed.

Capitalized terms which are not otherwise defined herein shall have the same meaning as in the special warrant indenture (which indenture, together with all instruments supplemental or ancillary thereto, is herein referred to as the "Special Warrant Indenture") dated as of June 5, 2001 between AltaRex and the Trustee, as trustee.

Surrender of this Special Warrant Certificate will be deemed to have been effected only on personal delivery thereof to, or, if sent by mail or other means of transmission, on actual receipt thereof by, the Trustee at the office specified above.

This Special Warrant Certificate evidences Special Warrants of AltaRex issued or issuable under the provisions of the Special Warrant Indenture. REFERENCE IS MADE TO THE SPECIAL WARRANT INDENTURE FOR PARTICULARS OF THE RIGHTS OF THE HOLDERS OF THE SPECIAL WARRANTS AND OF ALTAREX AND OF THE TRUSTEE IN RESPECT THEREOF AND OF THE TERMS AND CONDITIONS UPON WHICH THE SPECIAL WARRANTS ARE ISSUED AND HELD, ALL TO THE SAME EFFECT AS IF THE PROVISIONS OF THE SPECIAL WARRANT INDENTURE WERE HEREIN SET FORTH, TO ALL OF WHICH THE HOLDER, BY ACCEPTANCE HEREOF, ASSENTS. TO THE EXTENT OF ANY INCONSISTENCY BETWEEN THE TERMS OF THE SPECIAL WARRANT INDENTURE AND THE TERMS OF THIS SPECIAL WARRANT CERTIFICATE, THE TERMS OF THE SPECIAL WARRANT INDENTURE SHALL PREVAIL. AltaRex will furnish to the holder, on request and without charge a copy of the Special Warrant Indenture.

The Special Warrants evidenced by this Special Warrant Certificate may be exercised by the holder until 5:00 p.m. (Toronto time) (the "Expiry Time") on the date that is the earlier of (i) the date that is five (5) business days following the date of the issuance of a receipt for the Final Prospectus by the last of the Securities Commissions in the Qualifying Jurisdictions (the "Qualification Date") and (ii) the date that is 365 consecutive days from the Closing Date, provided that if such Special Warrants have not been exercised by the Expiry Time, such Special Warrants will be deemed to have been exercised by the holder (without any further action on the part of the holder or AltaRex) immediately prior to the Expiry Time. AltaRex will as soon as practicable and in all events, no later than two (2) business days after the Qualification Date, give notice of the Qualification Date and copies of the Final Prospectus to the Trustee and cause the Trustee as soon as practicable and in all events no later than five (5) business days after the Qualification Date to give notice of the Qualification Date to the holders of Special Warrants, together with a copy of the Final Prospectus. Special Warrant Certificates may thereafter be surrendered in exchange for certificates representing Common Shares to which the holder is entitled. Subject to the limitation referred to below, the holder may exercise less than all of the Special Warrants evidenced by this Special Warrant Certificate, in such event the holder shall be entitled to receive, without charge therefore a new Special Warrant Certificate evidencing the balance of the Special Warrants not exercised.

On and after the date of any exercise or deemed exercise of the Special Warrants evidenced by this Special Warrant Certificate, the holder will have no rights hereunder except to receive certificates representing the Common Shares thereby issued to it upon surrender of this Special Warrant Certificate to the Trustee at its principal office in Calgary, Alberta.

AltaRex will not be obligated to issue any fraction of a Common Share or any fraction of a Share Purchase Warrant on the exercise or deemed exercise of Special Warrants. To the extent that a holder of Special Warrants would otherwise have been entitled to receive, on the exercise or deemed exercise of Special Warrants, a fraction of a Common Share such right may only be exercised in respect of such fraction in connection with another Special Warrant or Special Warrants which in the aggregate entitle the holder to receive a whole number of Common Shares. If a Special Warrantholder is not able to combine Special Warrants so as to be entitled to acquire a whole number of Common Shares the number of Common Shares which such Special Warrantholder is entitled to receive shall be rounded down to the prior whole number.

The Special Warrant Indenture provides for adjustments to the number of Common Shares to be exercised after the conversion rights granted hereby in certain events set forth therein.

The Special Warrant Indenture contains provisions making binding on all holders of Special Warrants outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by holders of a specified majority of all outstanding Special Warrants.

On presentation at the principal office of the Trustee in Calgary, Albert, subject to the provisions of the Special Warrant Indenture and on compliance with the reasonable requirements of the Trustee, one or more Special Warrant Certificates may be exchanged at no cost to the holder for one or more Special Warrant Certificates of different denominations evidencing in the aggregate the same number of Special Warrants as the Special Warrant Certificate or Special Warrant Certificates being exchanged.

The Special Warrants evidenced by this Special Warrant Certificate may only be transferred, upon compliance with the conditions prescribed in the Special Warrant Indenture, on the register of transfers to be kept at the principal office of the Trustee in Calgary, Alberta by the holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, and, upon compliance with such requirements and such other reasonable requirements as the Trustee may prescribe, such transfer will be duly recorded on such register of transfers by the Trustee. Notwithstanding the foregoing, AltaRex will be entitled, and may direct the Trustee, to refuse to record any transfer of any Special Warrant on such register if such transfer would constitute a violation of the securities laws of any jurisdiction or require AltaRex to qualify the Common Shares for distribution in any jurisdiction other than the Qualifying Jurisdictions.

The holding of this Special Warrant Certificate will not constitute the holder a shareholder of AltaRex or entitle him to any right or interest in respect thereof except as otherwise provided in the Special Warrant Indenture.

This Special Warrant Certificate will not be valid for any purpose until it has been certified by or on behalf of the Trustee for the time being under the Special Warrant Indenture. Time will be of the essence hereof.

AltaRex has covenanted under the Special Warrant Indenture that AltaRex will prepare in conformity with the requirements of all Applicable Legislation in all material respects, and file the Preliminary Prospectus with the Securities Commissions as soon as possible, but in no event later than the Filing Deadline and shall use its commercially reasonable efforts to obtain receipts therefor from the Securities Commissions as soon as commercially practicable thereafter.

AltaRex will use its commercially reasonable efforts to resolve as soon as commercially practicable any regulatory deficiencies in respect of the Preliminary Prospectus. As soon as possible after such deficiencies have been resolved and/or satisfied, AltaRex will prepare and file in conformity with the requirements of Applicable Legislation, in all material respects, the Final Prospectus with the Securities Commissions. AltaRex will use its commercially reasonable efforts to obtain receipts therefor from the Securities Commissions as soon as commercially practicable thereafter qualifying the distribution of the Common Shares issuable on the exercise of the Special Warrants in each of the Qualifying Jurisdictions.

IN THE EVENT THAT ALTAREX IS UNABLE TO OBTAIN A RECEIPT FOR THE FINAL PROSPECTUS IN A QUALIFYING JURISDICTION, THE SPECIAL WARRANTS, THE COMMON SHARES ISSUABLE UPON THE EXERCISE OF THE SPECIAL WARRANTS WILL BE SUBJECT TO STATUTORY RESALE RESTRICTIONS UNDER THE APPLICABLE SECURITIES LEGISLATION OF THAT PROVINCE. IN ADDITION, STATUTORY RESTRICTIONS WILL APPLY TO THE RESALE OF SUCH COMMON SHARES THAT ARE ACQUIRED PRIOR TO THE ISSUANCE OF RECEIPTS FOR THE FINAL PROSPECTUS BY THE SECURITIES REGULATORY AUTHORITY IN THE APPLICABLE QUALIFYING JURISDICTION. HOLDERS ARE ADVISED TO CONSULT THEIR OWN LEGAL ADVISORS IN THIS REGARD.

IN WITNESS WHEREOF AltaRex Corp. has caused this Special Warrant Certificate to be signed by its officer or other individual duly authorized in that behalf as of ___________ _______, _____________.

                                   ALTAREX CORP.
                                   By:
                                      ------------------------------------------
                                             Name:
                                             Title:


This Special Warrant Certificate is one of the Special Warrant Certificates referred to in the Special Warrant Indenture within mentioned.

                                   MONTREAL TRUST COMPANY OF CANADA, AS TRUSTEE

                                   By:
                                      ------------------------------------------
                                             Authorized Signing Officer

                                   APPENDIX 1

                               NOTICE OF EXERCISE

To:             ALTAREX CORP.
And To:         MONTREAL TRUST COMPANY OF CANADA

The undersigned holder of the Special Warrants evidenced by the within Special Warrant Certificate hereby exercises its right to be issued Common Shares of AltaRex Corp. (or such other securities or property to which such exercise entitles him in lieu thereof or in addition thereto under the provisions of the Special Warrant Indenture mentioned in such Special Warrant Certificate) that are issuable upon the exercise of such Special Warrants, on the terms specified in such Special Warrant Certificate and Special Warrant Indenture.

THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT IT IS AWARE THAT IF THE SAID RIGHT IS BEING EXERCISED BEFORE THE QUALIFICATION DATE (AS SUCH TERM IS DEFINED IN THE WITHIN SPECIAL WARRANT CERTIFICATE) OR IF THE UNDERSIGNED IS RESIDENT IN A JURISDICTION OTHER THAN A QUALIFYING JURISDICTION (AS THAT TERM IS DEFINED IN THE SPECIAL WARRANT INDENTURE), THE COMMON SHARES RECEIVED ON EXERCISE WILL BE SUBJECT TO RESTRICTIONS ON RESALE UNDER APPLICABLE SECURITIES LEGISLATION.

The undersigned hereby irrevocably directs that the said Common Shares be issued, registered and delivered as follows:

Name(s) in Full           Address(es)                   Number of Common Shares



(Please print full name in which the Common Share certificates are to be issued. If any shares are to be issued to a person or persons other than the holder, the holder must pay to the Trustee all exigible transfer taxes or other government charges and sign the Form of Transfer.)

DATED this ________ day of ____________________, ________.

Witness                         )
                                )
------------------------------- )       ----------------------------------------
                                )        Signature of Registered Holder
                                )
-------------------------------         ----------------------------------------
                                         Name of Registered Holder

NOTE: The name of the Registered Holder on this Notice of Exercise must be the same as the name appearing on the face page of the Special Warrant Certificate to which this Notice of Exercise is attached.

         Please check if the Common Share certificates are to be delivered at the office where this Special Warrant Certificate is surrendered, failing which such certificates will be mailed.

         Certificates will be delivered or mailed as soon as practicable after the due surrender of the Special Warrant Certificate to which this Appendix is attached.

                                   APPENDIX 2

                                FORM OF TRANSFER

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to

             Name:
                      -----------------------------------
             Address:
                      -----------------------------------

                      -----------------------------------


(such person, the "Transferee") _____________________ Special Warrants of AltaRex Corp. ("AltaRex") represented by the attached Special Warrant Certificate and does hereby appoint _____________ as its attorney with full power of a substitution to transfer the Special Warrants on the appropriate register of the Trustee.

IF THE SALE EVIDENCED HEREBY IS BEING MADE TO A U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATIONS TO THE UNITED STATES SECURITIES ACT OF 1933 (THE "1933 ACT"), THE UNDERSIGNED BY THE EXECUTION OF THIS FORM OF TRANSFER HEREBY CERTIFIES THAT SUCH SALE DOES NOT REQUIRE REGISTRATION OF THE SPECIAL WARRANTS BEING TRANSFERRED HEREBY UNDER THE 1933 ACT AND TENDERS HEREWITH EVIDENCE SATISFACTORY TO ALTAREX TO SUCH EFFECT.

DATED this _______ day of _____________________, _______.

------------------------------                   -------------------------------
Witness                                          Signature of Transferor

                                                 -------------------------------
                                                 Name of Transferor

Signature of Transferor must be guaranteed by a Canadian chartered bank, a major
Canadian trust company or by a Medallion signature guarantee from a member of a recognized signature Medallion program

NOTE: The name of the Transferor on this Form of Transfer must be the same as the name appearing on the face page of the Special Warrant Certificate to which this Form of Transfer is attached.

                                   APPENDIX 3

                          ACKNOWLEDGEMENT OF TRANSFEREE

TO:               [NAME OF TRANSFEROR]

                  - and -

                  AltaRex Corp. ("AltaRex")

                  - and -

                  Montreal Trust Company of Canada (the "Trustee")



The undersigned transferee of _________ Special Warrants of AltaRex Corp. hereby
(i) acknowledges that such Special Warrants are subject to the terms, conditions and provisions of a special warrant indenture made as of June 5, 2001 (the "Indenture") between AltaRex and the Trustee; and (ii) expressly waives and releases AltaRex and the Agent (as defined in the Indenture) from, to the fullest extent permitted by law, all rights of withdrawal to which it might otherwise be entitled pursuant to Section 71(2) of the Securities Act (Ontario) or equivalent provisions of the securities laws of any applicable Qualifying Jurisdiction.

DATED the _____ day of ______________________, _________.



                                        ________________________________________
                                        Print Name of Transferee

                                        By:
                                           _____________________________________
                                                 Signature

                                        ________________________________________
                                        Office or Title

                                        ________________________________________

                                        ________________________________________
                                        Address of Transferee

                                TABLE OF CONTENTS

ARTICLE 1 INTERPRETATION.......................................................2
   1.1   Definitions...........................................................2
   1.2   Meaning of Outstanding................................................5
   1.3   Words Importing the Singular and Gender...............................5
   1.4   Interpretation Not Affected by Headings, Etc..........................5
   1.5   Day Not a Business Day................................................6
   1.6   Time of the Essence...................................................6
   1.7   Currency..............................................................6
   1.8   Applicable Law........................................................6
   1.9   Beneficiaries.........................................................6
ARTICLE 2 THE SPECIAL WARRANTS.................................................6
   2.1   Creation and Issue of Special Warrants................................6
   2.2   Terms of Special Warrants.............................................7
   2.3   Form of Special Warrant Certificates..................................7
   2.4   Signing of Special Warrant Certificates...............................8
   2.5   Certification by Trustee..............................................8
   2.6   Special Warrants to Rank Pari Passu...................................8
   2.7   Canadian Transfer Restrictions........................................9
   2.8   United States Transfer Restrictions...................................9
   2.9   Legend for Special Warrant Certificates of Non-U.S. Persons..........10
   2.10  Reliance by Trustee..................................................11
   2.11  Issue in Substitution for Lost Certificates, Etc.....................11
   2.12  Cancellation of Surrendered Special Warrants.........................12
   2.13  Special Warrantholder not a Shareholder..............................12
ARTICLE 3 REGISTRATION, TRANSFER, EXCHANGE AND OWNERSHIP OF SPECIAL WARRANTS..13
   3.1   Registration and Transfer of Special Warrants........................13
   3.2   Exchange of Special Warrant Certificates.............................14
   3.3   No Charges for Transfer or Exchange..................................15
   3.4   Ownership of Special Warrants........................................15
   3.5   Assumption by Transferee.............................................15
ARTICLE 4 EXERCISE OF SPECIAL WARRANTS........................................16
   4.1   Exercise.............................................................16
   4.2   Deemed Exercise......................................................16
   4.3   Effect of Exercise or Deemed Exercise................................17
   4.4   No Fractional Common Shares..........................................18
   4.5   Recording............................................................18
   4.6   Restrictions.........................................................18
   4.7   Adjustments..........................................................19
ARTICLE 5 COVENANTS...........................................................24
   5.1   General Covenants....................................................24

   5.2   Trustee's Remuneration and Expenses..................................25
   5.3   Securities Qualification Requirements................................25
   5.4   Performance of Covenants by Trustee..................................26
ARTICLE 6 ENFORCEMENT.........................................................26
   6.1   Special Warrantholders May Not Sue...................................26
   6.2   Legal Proceedings by Special Warrantholders..........................27
   6.3   Trustee May Institute All Proceedings................................27
   6.4   Immunity of Shareholders, etc........................................27
   6.5   Limitation of Liability..............................................28
ARTICLE 7 MEETINGS OF SPECIAL WARRANTHOLDERS..................................28
   7.1   Right to Convene Meetings............................................28
   7.2   Notice...............................................................28
   7.3   Chairman.............................................................29
   7.4   Quorum...............................................................29
   7.5   Power to Adjourn.....................................................29
   7.6   Show of Hands........................................................29
   7.7   Poll.................................................................30
   7.8   Voting...............................................................30
   7.9   Regulations..........................................................30
   7.10  AltaRex and Trustee may be Represented...............................31
   7.11  Powers Exercisable by Extraordinary Resolution.......................31
   7.12  Meaning of "Extraordinary Resolution"................................32
   7.13  Powers Cumulative....................................................33
   7.14  Minutes..............................................................33
   7.15  Instruments in Writing...............................................34
   7.16  Binding Effect of Resolutions........................................34
   7.17  Holdings by AltaRex and Subsidiaries Disregarded.....................34
ARTICLE 8 SUPPLEMENTAL INDENTURES AND SUCCESSOR CORPORATIONS..................34
   8.1   Provision for Supplemental Indentures for Certain Purposes...........34
   8.2   Successor Corporations...............................................35
ARTICLE 9 CONCERNING THE TRUSTEE..............................................36
   9.1   Trust Indenture Legislation..........................................36
   9.2   Trustee's Authority to Carry on Business.............................36
   9.3   Rights and Duties of Trustee.........................................36
   9.4   Evidence, Experts and Advisers.......................................37
   9.5   Documents, Money, Etc. held by Trustee...............................38
   9.6   Action by Trustee to Protect Interests...............................39
   9.7   Trustee not Required to Give Security................................39
   9.8   Protection of Trustee................................................39
   9.9   Replacement of Trustee...............................................40
   9.10  Conflict of Interest.................................................41
   9.11  Acceptance of Trusts.................................................41

ARTICLE 10 GENERAL............................................................42
   10.1  Notice to AltaRex and Trustee........................................42
   10.2  Notice to Special Warrantholders.....................................43
   10.3  Satisfaction and Discharge of Indenture..............................43
   10.4  Sole Benefit of Parties and Special Warrantholders...................44
   10.5  Discretion of Directors..............................................44
   10.6  Counterparts and Formal Date.........................................44
   10.7  Language.............................................................44
   10.8  Assignment...........................................................44
   10.9  Benefit of the Agreement.............................................45


SCHEDULE A - FORM OF SPECIAL WARRANT CERTIFICATE

APPENDIX 1 - NOTICE OF EXERCISE

APPENDIX 2 - FORM OF TRANSFER

APPENDIX 3 - ACKNOWLEDGEMENT OF TRANSFEREE